UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☒	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

SOAR AI, Inc.

(Name of Registrant as Specified in its Charter)

Not applicable.

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

SOAR AI, INC.

8050 Freedom Ave NW

North Canton, OH 44720

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON [●], 2026

Dear Stockholder:

You are cordially invited to attend the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) of SOAR AI, Inc. (the “Company”). The virtual-only meeting will be held on [●], 2026, at [●] Eastern Time via live webcast, providing stockholders with the ability to participate in the Annual Meeting, vote their shares and ask questions.

Time	[●] Eastern Time

Date	[●], 2026

Place	The Annual Meeting will be conducted virtually via live webcast. You will be able to attend the Annual Meeting by visiting [●], where you will be able to submit questions and vote online during the meeting.

Purpose	The Annual Meeting is being held for the following purposes:

1.	To elect Michael Nichols and David Allen to serve as Class III directors until the Company’s 2029 annual meeting of stockholders, and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

2.	To ratify the appointment of TAAD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

3.	To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, which will increase the number of authorized shares of our Class A common stock from 200,000,000 to 500,000,000. A copy of the proposed authorized shares amendment is attached to this proxy statement as Annex A.

4.	To approve, for the purpose of complying with the NYSE American LLC Company Guide Section 713(a)(ii), the issuance of 20% or more of the Company’s issued and outstanding shares of Class A common stock pursuant to a Common Stock Purchase Agreement, dated October 8, 2026, with a certain institutional investor, including upon conversion of the preferred stock issued thereunder.

5.	To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of any of the proposals presented at the meeting.

6.	To transact any other business that may properly come before the meeting or any postponements or adjournments of the meeting.

Record Date	Holders of record of our Class A common stock as of the close of business on October 19, 2026 are entitled to receive notice of, attend, and vote at the Annual Meeting and any postponement or adjournment of the Annual Meeting.

Meeting Admissions	All stockholders as of the record date, or their duly appointed proxies, may attend the virtual meeting. In order to attend the Annual Meeting, you must register in advance at [●] and provide the control number located on the proxy card. Upon completing your registration, you will receive further instructions via email.

Voting by Proxy	If you are a stockholder of record, you may vote via the internet, by telephone or by submitting a proxy card by mail. If your shares are held in street name, you will receive instructions from your broker or other nominee explaining how to vote your shares, and you may also have the choice of instructing the record holder as to the voting of your shares over the internet or by telephone. Follow the instructions on the voting instruction form you received from your broker or nominee.

The accompanying proxy statement, which we encourage you to read carefully and in its entirety, more fully describes the details of the business to be conducted at the Annual Meeting. Stockholders will receive a printed set of the proxy materials by mail, or an electronic set of materials by email, and will have the ability to access the proxy materials at [●].

Your vote is very important. Please vote whether or not you plan to attend the Annual Meeting. Your promptness in voting will assist us in ensuring that a quorum is present or represented. If you have received a paper copy of our proxy materials, please mark, date, sign and return the enclosed proxy card in the accompanying reply envelope to ensure receipt by our tabulator. You may also vote online or by phone by following the instructions contained in the accompanying proxy statement.

Sincerely,

/s/ Christopher Ensey
Christopher Ensey
Chief Executive Officer
North Canton, OH
[●], 2026

SOAR AI, INC.

SOAR AI, INC.

PROXY STATEMENT FOR THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD VIRTUALLY ON [●], 2026

AT [●] EASTERN TIME

This proxy statement is furnished in connection with the solicitation of your proxy on behalf of the board of directors (the “Board”) of SOAR AI, Inc. (formerly known as Volato Group, Inc.), a Delaware corporation (the “Company”), in connection with the 2026 Annual Meeting of Stockholders (the “Annual Meeting”) to be held virtually via live webcast, on [●], 2026, at [●] Eastern Time, and at any adjournment or postponement of the Annual Meeting. We previously operated under the name Volato Group, Inc. and changed our corporate name to SOAR AI, Inc. effective October 19, 2026. You will be able to attend the Annual Meeting virtually by visiting [●]. Our Board has fixed the close of business on October 19, 2026, as the record date (the “Record Date”) for determining stockholders entitled to notice of, and entitled to vote at, the Annual Meeting and at any adjournment or postponement of the Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING

Why Did I Receive the Proxy Materials?

You received this proxy statement, a proxy card, and a copy of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 (our “Annual Report” and, together with this proxy statement and the proxy card, the “Proxy Materials”) because you were a stockholder of record as of the Record Date and our Board is soliciting your proxy to vote at the Annual Meeting and any adjournment and postponement of the Annual Meeting. These Proxy Materials provide important information related to your vote at the Annual Meeting.

What Am I Voting On?

At the Annual Meeting, the stockholders will be asked to consider and vote upon the following proposals:

●	To elect Michael Nichols and David Allen to serve as Class III directors until the Company’s 2029 annual meeting of stockholders, and until their successors are duly elected and qualified, or until their earlier death, resignation or removal.

●	To ratify the appointment of TAAD, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

●	To approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, which will increase the number of authorized shares of our Class A common stock from 200,000,000 to 500,000,000. A copy of the proposed authorized shares amendment is attached to this proxy statement as Annex A.

●	To approve, for the purpose of complying with the NYSE American LLC Company Guide Section 713(a)(ii), the issuance of 20% or more of the Company’s issued and outstanding shares of Class A common stock pursuant to a Common Stock Purchase Agreement, dated October 8, 2026, with a certain institutional investor, including upon conversion of the preferred stock issued thereunder.

●	To approve a proposal to adjourn the Annual Meeting to a later date, if necessary or appropriate, to permit further solicitation and vote of proxies in the event that there are insufficient votes for the approval of any of the proposals presented at the meeting.

Who Is Entitled to Vote?

Holders of our shares of Class A common stock (our “common stock”) as of the Record Date may vote at the Annual Meeting. As of the close of business on the Record Date, 53,783,044 shares of our common stock were outstanding and entitled to vote at the Annual Meeting. Holders of our shares of common stock have one vote for each share of common stock held on the Record Date.

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Stockholders of Record: If your shares were registered directly in your name with our transfer agent as of the close of business on the Record Date, then you are a stockholder of record. As a stockholder of record, you may submit your vote online at the Annual Meeting or vote by proxy. Whether or not you plan to attend the Annual Meeting, we urge you to authorize a proxy to vote your shares by following the instructions in this proxy statement to ensure that your vote is counted.

Beneficial Owners: If your shares were held in an account at a brokerage firm, bank, dealer or other similar organization as of the close of business on the Record Date, then you are the beneficial owner of shares held in “street name,” and the proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares online at the Annual Meeting unless you request and obtain a valid proxy from your broker or other agent.

Who Is Soliciting My Proxy, and Will Anyone be Compensated to Solicit My Proxy?

The Board is soliciting your proxy and we have engaged InvestorCom to assist in the solicitation of proxies for the Annual Meeting. We agreed to pay InvestorCom a fee of $8,500 in connection with the services relating to the Annual Meeting. We will reimburse InvestorCom for reasonable out-of-pocket expenses and will indemnify InvestorCom and its affiliates against certain claims, liabilities, losses, damages and expenses.

Proxies may also be solicited by our officers and employees in person, by telephone, by electronic mail, or by other means of communication. Our officers and employees will not be paid any additional compensation for soliciting proxies, but they may be reimbursed for out-of-pocket expenses in connection with any solicitation. We will pay for the entire cost of soliciting proxies and we may also reimburse brokerage firms, banks, and other agents or fiduciaries for the cost of sending any proxy materials to beneficial owners.

How Does the Board Recommend I Vote?

The Board recommends that you vote “FOR” each of the proposals presented at the Annual Meeting. You should carefully consider the detailed discussions of these proposals contained in this proxy statement before voting your shares.

How Do I Vote?

If you are a stockholder of record and your shares are registered directly in your name, you may vote using one of the following methods:

●	By Internet or Telephone. Please follow the instructions on the proxy card. Votes submitted by internet or telephone must be received by 11:59 p.m. Eastern Time on [●], 2026.

●	By Mail. Please complete, sign, date and mail your proxy card in the enclosed, postage-prepaid envelope. If you sign and return the enclosed proxy card but do not specify how you want your shares voted, they will be voted FOR each proposal, and will be voted according to the discretion of the proxy holder upon such other matters that may properly come before the Annual Meeting or any adjournment or postponement of the Annual Meeting. If you are mailed or otherwise receive or obtain a proxy card or voting instruction form, and you choose to vote by internet or by telephone, you do not have to return your proxy card or voting instruction form. Votes submitted by mail must be received by [●], 2026.

●	In Person at the Annual Meeting. You may also vote in person by attending the virtual Annual Meeting by visiting [●]. To attend the virtual Annual Meeting and vote your shares, you must register in advance at [●] and provide the control number located on your proxy card.

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If your shares of common stock are held in street name (held for your account by a broker or other nominee), you may vote using one of the following methods:

●	By Internet or Telephone. You will receive instructions from your broker or other nominee if you are permitted to vote by internet or telephone.

●	By Mail. You will receive instructions from your broker or other nominee explaining how to vote your shares by mail.

How Do I Access and Attend the Annual Meeting?

We will be hosting our Annual Meeting exclusively online via live webcast. No physical in-person meeting will be held. In order to attend the Annual Meeting, you must register in advance at [●] and provide the control number located on your proxy card. Upon completing your registration, you will receive further instructions via email. The Annual Meeting will begin promptly at [●] Eastern Time on [●], 2026. We encourage you to access the Annual Meeting prior to the start time, leaving ample time to check in. You will be able to attend the Annual Meeting online and vote by visiting [●].

Why Are You Holding a Virtual Annual Meeting?

We are utilizing a virtual-only meeting format in order to leverage technology to enhance stockholder access to the Annual Meeting by enabling attendance and participation from any location. We believe that the virtual-only meeting format gives stockholders the opportunity to participate fully and equally, without cost, and to exercise the same rights as if they had attended an in-person meeting. We have designed our virtual format to enhance, rather than constrain, stockholder access, participation, and communication.

If My Shares Are Held in Street Name, Will My Broker, Bank or Nominee Automatically Vote My Shares for Me?

No. Under the rules of various national and regional securities exchanges, your broker, bank or nominee cannot vote your shares with respect to “non-routine” matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by your broker, bank or nominee. We believe that Proposal 2, the ratification of the appointment of TAAD, LLP as our independent registered public accounting firm, is considered a routine matter for this purpose. We believe the other proposals are each considered non-routine matters and therefore your broker, bank or nominee cannot vote your shares without your instruction on such proposals.

A “broker non-vote” refers to a share represented at the meeting held by a broker, as to which instructions have not been received from the beneficial owner or person entitled to vote such shares and with respect to which, on one or more but not all matters, the broker does not have discretionary voting power to vote such share. If there are any broker non-votes, they will not be treated as shares present for the purpose of determining the presence of a quorum at the Annual Meeting.

What Vote Is Required for Approval of the Proposals?

Directors are elected by a plurality of the votes cast by the stockholders present in person or represented by proxy and entitled to vote on the election of directors. Any shares not voted “FOR” a particular nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election. Additionally, abstentions and broker non-votes will have no effect on the outcome of the election.

Approval of the proposal to approve an amendment to the Company’s Second Amended and Restated Certificate of Incorporation, which will increase the number of authorized shares of our common stock, requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on the proposal at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” the proposal.

Approval of each of the other proposals requires the affirmative vote of a majority of the votes cast by the holders of common stock represented in person, online or by proxy and entitled to vote on such proposals at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of the proposals.

Could Other Matters Be Decided at the Annual Meeting?

The Company does not know of any other matters that may be presented for action at the Annual Meeting. Should any other business come before the meeting, the persons named on the enclosed proxy will have discretionary authority to vote the shares represented by such proxies in accordance with their best judgment. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

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Can I Change My Vote?

You may revoke your proxy at any time before it is voted by notifying the Company’s Corporate Secretary in writing, by returning a signed proxy with a later date, by transmitting a subsequent vote over the internet or by telephone prior to the closing of the internet voting or the telephone voting. You may also attend the virtual meeting and vote during the meeting. If your stock is held in street name, you must contact your broker or nominee for instructions as to how to change your vote.

What Constitutes a Quorum at the Annual Meeting?

The presence, by virtual attendance or by proxy, of holders of at least one third (1/3) of the outstanding shares of common stock issued and outstanding and entitled to vote at the Annual Meeting is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Votes withheld, abstentions and broker non-votes, if any, will be counted for purposes of determining whether a quorum is present. As of the Record Date, 17,927,682 shares of common stock are required to achieve a quorum.

What Does It Mean If I Receive More Than One Notice or Proxy Card?

It means that your shares are probably registered in more than one account at the transfer agent or with brokers. You should vote all of your shares. Please complete and return all proxy cards or voting instruction forms to ensure that all of your shares are voted.

What Happens If the Annual Meeting Is Postponed or Adjourned?

Your proxy may be voted at the postponed or adjourned meeting. You will still be able to change your proxy until it is voted.

How Can I Find Out the Voting Results of the Annual Meeting?

The preliminary voting results are expected to be announced at the Annual Meeting. In addition, within four business days of the Annual Meeting and following certification of the voting results, the Company expects to file a Current Report on Form 8-K with the SEC reporting the final voting results of the Annual Meeting.

What If I Have Technical Difficulties or Trouble Accessing the Annual Meeting?

If you encounter difficulties accessing the virtual meeting during the check-in or meeting time, please call the technical support number that will be posted on the virtual meeting log-in page.

Who Should I Call If I Have Any Additional Questions?

If your shares are held in street name, please contact the telephone number provided on your voting instruction form or contact your broker or nominee holder directly. If you hold your shares directly, you should contact our proxy solicitor at:

InvestorCom

1055 Washington Boulevard – Suite 520

Stamford, CT 06901

Toll Free (877) 972-0090

Banks and Brokers call collect (203) 972-9300

info@investor-com.com

If you need additional copies of the Proxy Materials, must request the materials no later than [●], 2026 in order to receive them prior to the Annual Meeting.

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PROPOSAL 1: ELECTION OF DIRECTORS

In accordance with our bylaws, the Board has fixed the number of directors constituting the Board at six. At the Annual Meeting, the stockholders will vote to elect two Class III directors to serve until the 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified. The nominating and corporate governance committee of our Board has recommended, and our Board has nominated, Michael Nichols and David Allen to serve as Class III directors. Each nominee currently serves on our Board. If either nominee is unable to serve for any reason, or for good cause will not serve, proxies may be voted for such substitute nominee as the proxy holder may determine. We are not aware of any nominee who will be unable to, or for good cause will not, serve as a director.

We believe that each director nominee possesses high standards of personal and professional ethics, character, integrity, and values; an inquisitive and objective perspective; practical wisdom; mature judgment; diversity in professional experience, skills, and background; a proven record of success in their respective fields; and valuable knowledge of our business and industry. Moreover, each director nominee is willing to devote sufficient time to carrying out his duties and responsibilities effectively and is committed to serving us and our stockholders. The following table sets forth information concerning our nominees for Class III directors as of October 21, 2026.

Name	Age	Position	Director Since
Michael Nichols	55	Class III Director	December 2023
David Allen	71	Class III Director	July 2026

Included below are brief descriptions of the specific experiences, qualifications, and skills attributable to each director nominee.

Michael Nichols. Mr. Nichols served as a Director of Volato, Inc. beginning in August 2021, has served as a Director of the Company since December 2023, and as the Chief Executive Officer of the Piper M-Class Owners & Pilots Association (PMOPA) since September 2022. In September 2021, Mr. Nichols founded Flieger Strategies, LLC, an aviation and business strategy consultancy, where he continues to serve as President. Previously, Mr. Nichols was a senior executive with the National Business Aviation Association (NBAA), where he served in several executive roles over the course of an 18-year tenure from 2003 to 2021, most recently as its Senior Vice President of Strategy & Innovation. He continues to serve as a director on the NBAA’s Certified Aviation Manager Governing Board. In addition to a Bachelor of Science in Business Administration from Kutztown University of Pennsylvania, Mr. Nichols has earned Certified Aviation Manager (CAM), Certified Association Executive (CAE) and Institute for Organizational Management (IOM) credentials.

The Board believes Mr. Nichols is qualified to serve as a director because of his extensive experience as an aviation association executive.

David Allen. Mr. Allen brings over 29 years of experience as a director, chief executive officer, and chief financial officer of public companies. From June 2019 to Present he serves as a director and chair of the audit committee for Marimed, Inc (MRMD) a publicly traded company. From July 2021 until May 2023, he served as Chief Financial Officer of Iconic Brands, Inc. (“Iconic”), a company specializing in the development, sale and distribution of alcoholic and non-alcoholic beverages. Mr. Allen served as audit committee chair of Charlie’s Holdings, Inc. (“Charlie’s”) (formerly known as True Drinks Holdings, Inc.), a company focused on the development, marketing, and distribution of nicotine-based vapor products. From April 2019 to June 2021, Mr. Allen served as Chief Financial Officer of Charlie’s; from February 2018 to April 2019, he acted as a consultant to Iconic; from December 2014 to January 2018, Mr. Allen served as the Chief Financial Officer of WPCS International, Inc., an engineering firm focused on the deployment of communications networks; and from 2004 to 2017, Mr. Allen served as Chief Financial Officer of Bailey’s Express, Inc., a privately held trucking corporation. Mr. Allen served as the Chief Financial Officer and Executive Vice President of Administration at Converted Organics, Inc., after serving as the audit committee chair of the board of Converted Organics. Mr. Allen is currently an Associate Professor of Accounting at Southern Connecticut State University (“SCSU”), a position he has held since 2017. For the 12 years prior, he was an Adjunct Professor of Accounting at SCSU and Western Connecticut State University. Mr. Allen is a licensed CPA and holds a bachelor’s degree in accounting and a master’s degree in taxation from Bentley College.

The Board believes Mr. Allen is qualified to serve as a director because his background as a director, chief executive officer, and chief financial officer of public companies, and his accounting expertise, allow him to make valuable contributions to the Board.

Vote Required

Directors are elected by a plurality of the votes cast by the stockholders present in person or represented by proxy and entitled to vote on the election of directors. Any shares not voted “FOR” a particular nominee (whether as a result of a withhold vote or a broker non-vote) will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE ELECTION OF EACH OF THE DIRECTOR NOMINEES.

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PROPOSAL 2: AUDITOR RATIFICATION

The Board’s audit committee (the “Audit Committee”) has selected TAAD, LLP (“TAAD”) as our independent registered public accounting firm for the fiscal year ending December 31, 2026, and recommends that our stockholders vote to ratify such appointment. TAAD has served as the Company’s independent registered public accounting firm since April 13, 2026. Elliott Davis, PLLC (“Elliott Davis”) served as the Company’s independent registered public accounting firm in 2025. We do not anticipate any representatives from TAAD to be present at the Annual Meeting. In the event that a representative of TAAD is present, the representative will have the opportunity to make a statement if he or she desires to do so and we will allow such representative to be available to respond to appropriate questions.

Changes in Registrant’s Certifying Accountant

On April 13, 2026, the Company dismissed Elliott Davis as the Company’s independent registered public accounting firm and engaged TAAD as the Company’s new independent registered public accounting firm. The dismissal of Elliott Davis and the engagement of TAAD were each approved by the Audit Committee.

The audit report of Elliott Davis on the Company’s consolidated financial statements as of and for the year ended December 31, 2025 contained an explanatory paragraph relating to the Company’s ability to continue as a going concern. Other than this report modification, the audit report of Elliott Davis on the Company’s financial statements for the fiscal year ended December 31, 2025 contained no adverse opinions or disclaimers of opinions and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that such audit report contained an explanatory paragraph in which Elliott Davis expressed substantial doubt as to the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and the subsequent interim period, there were (i) no “disagreements” (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the related instructions) between the Company and Elliott Davis on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Elliott Davis, would have caused Elliott Davis to make reference to the subject matter of the disagreement in Elliott Davis’s audit report, and (ii) no “reportable events” (as that term is defined in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act) except for the going concern matter described above and the material weaknesses disclosed under the heading “Item 9A. Controls and Procedures—Evaluation of Controls and Procedures” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, as filed with the SEC on March 12, 2026.

During the Company’s two most recent fiscal years and the subsequent interim period, neither the Company nor anyone on its behalf consulted with TAAD regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, (ii) the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company that TAAD concluded was an important factor considered by the Company in reaching a decision as to an accounting, auditing or financial reporting issue, or (iii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K under the Exchange Act and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K under the Exchange Act).

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Principal Accountant Fees and Services

The following is a summary and description of aggregate fees agreed to be paid by the Company for professional services rendered by Elliott Davis, PLLC for the fiscal year ended December 31, 2025 and Rose, Snyder & Jacobs LLP for the fiscal year ended December 31, 2024:

	2025	2024
Audit Fees	$312,000	$248,000
Audit-Related Fees	$88,000	$112,200
Tax Fees	—	—
All Other Fees	—	—
Total	$400,000	$360,200

Audit Fees. This category includes the aggregate fees and expenses billed for professional services rendered for the audits of the Company’s consolidated financial statements for the fiscal years ended December 31, 2025 and 2024, for reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q during those fiscal years and for services that are normally provided by the independent registered public accounting firm and affiliates in connection with statutory and regulatory filings or engagements for the relevant fiscal year.

Audit-Related Fees. This category includes the aggregate fees billed for audit-related services by the independent registered public accounting firm that are reasonably related to the performance of the audits or reviews of the financial statements and are not reported above under “Audit Fees.” For fiscal years 2025 and 2024, this category includes fees for services related to securities offerings, including consents and comfort letters.

Tax Fees. This category includes the aggregate fees billed for professional services rendered by the independent registered public accounting firm for tax compliance and tax planning.

All Other Fees. This category includes the aggregate fees billed for products and services provided by the independent registered public accounting firm that are not reported above under “Audit Fees,” “Audit-Related Fees” or “Tax Fees.”

All audit fees relating to the audit for the fiscal years ended December 31, 2025 and 2024 were approved in advance by the Audit Committee. All audit and non-audit services to be provided by our independent auditors were, and will continue to be, pre-approved by the Audit Committee.

The Audit Committee has considered the nature and amount of fees billed by Elliott Davis, PLLC and Rose, Snyder & Jacobs LLP, and believes that the provision of services for activities unrelated to the audit was compatible with maintaining their independence.

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

The Audit Committee has adopted policies and procedures for pre-approving all audit and non-audit services provided by our independent auditors (the “Policy”) prior to the engagement of the independent auditors with respect to such services. Under the Policy, proposed services may be pre-approved on a periodic basis or individual engagements may be separately approved by the Audit Committee prior to the services being performed. In each case, the Audit Committee considers whether the provision of such services would impair the independent auditor’s independence. All services provided by our independent auditors in fiscal years 2025 and 2024 were pre-approved by the Audit Committee.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of common stock represented in person, online or by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

The Company’s organizational documents do not require that the stockholders ratify the selection of TAAD as the Company’s independent registered public accounting firm and the Audit Committee is not required to take any action as a result of the outcome of the vote on this proposal. However, the Company is requesting such ratification as a matter of good corporate practice. Brokers, bankers and other nominees have discretionary voting power on this routine matter. Abstentions and broker non-votes will have no effect on the ratification. In the event stockholders fail to ratify the appointment of TAAD, our Audit Committee may reconsider this appointment. Even if the appointment is ratified, our Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the committee determines that such a change would be in our and our stockholders’ best interests.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

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PROPOSAL 3: AUTHORIZED SHARES INCREASE

Our Second Amended and Restated Certificate of Incorporation, as further amended, authorizes us to issue a total of 201,000,000 shares of capital stock, consisting of two classes as follows: (i) 200,000,000 shares of Class A common stock and (ii) 1,000,000 shares of preferred stock, each with a par value of $0.0001 per share. Our Board has approved, and is seeking stockholder approval of discretionary authority to file, an amendment to our Second Amended and Restated Certificate of Incorporation (the “Authorized Shares Amendment”) to implement an increase in the number of shares of authorized common stock from 200,000,000 shares to 500,000,000 shares (the “Authorized Share Increase”). A copy of the proposed Authorized Shares Amendment is attached to this proxy statement as Annex A.

The Board has unanimously determined that the Authorized Shares Amendment is advisable and in the best interests of the Company and our stockholders. In accordance with the General Corporation Law of the State of Delaware (the “DGCL”), we are hereby seeking approval of the Authorized Shares Amendment by our stockholders and recommend that our stockholders approve this proposal. If stockholders approve this proposal, we expect to file the Authorized Shares Amendment with the Secretary of State of the State of Delaware to increase the total number of authorized shares of our common stock as soon as practicable following stockholder approval.

Reasons for the Authorized Share Increase

The Board has unanimously determined that the Authorized Share Increase is advisable and in the best interests of us and our stockholders. The Board believes that the proposed increase in the number of authorized shares of common stock is necessary to enable us to satisfy our obligations under the ELOC Purchase Agreement (as defined below). Without the Authorized Share Increase, we may not be able to satisfy these obligations, and the ELOC Purchase Agreement may become unavailable to us as a source of capital.

The Board also believes that the proposed increase in the number of authorized shares of common stock will benefit us by improving our flexibility to promptly and appropriately use our common stock for business and financial purposes in the future. These business opportunities may include, but are not limited to, potential strategic transactions (such as mergers, acquisitions, and other business combinations), future stock dividends, equity compensation grants and awards under stock plans, equity or equity-linked offerings and other capital-raising or financing transactions, and other general corporate purposes. In light of our capital needs, we regularly consider financing opportunities and may decide, from time to time, to raise capital based on various factors, including market conditions and our plans of operation. If the Board determines that raising additional capital through the issuance of additional shares of common stock, or securities convertible into or exercisable for common stock, is desirable, we will need the flexibility to act quickly when market conditions are favorable. The proposed authorized share increase may be implemented in connection with our previously approved reverse stock split, and the availability of these measures is intended to provide us with further flexibility to raise capital and pursue business opportunities as they arise. Without an increase in the number of authorized shares of common stock, we may be constrained in our ability to satisfy our obligations under the ELOC Purchase Agreement, raise capital in a timely fashion or at all, pursue strategic transactions, or otherwise take advantage of important business opportunities, which could adversely affect our financial performance and growth. As a result, the Board believes that it is important for us to have the flexibility to issue shares of common stock beyond the amount of authorized shares currently remaining.

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Potential Effects of Approving this Proposal

The proposed increase in the number of authorized shares of common stock will not have any immediate effect on the rights of our existing stockholders. However, the Board will have the authority to issue the additional shares of common stock without requiring future stockholder approval of such issuances, except as may be required by applicable law or the rules of any stock exchange on which our securities may be listed, including the NYSE American LLC (“NYSE American”). The issuance of additional shares of common stock may decrease the relative percentage of equity ownership of our existing stockholders, thereby diluting the voting power of their common stock. The perception that there might be additional dilution to our existing stockholders may put pressure on our stock price. In addition to these potential effects, the increase in authorized shares of common stock is needed to enable the issuance of ELOC Shares and Conversion Shares (each as defined below) in connection with the ELOC Purchase Agreement. Stockholders should read Proposal 4 below for a more complete description of the potential dilution associated with the ELOC Purchase Agreement.

While the issuance of additional shares of common stock may be deemed to have potential anti-takeover effects, including by delaying or preventing a change in control of the Company through subsequent issuances of these shares and the other reasons set forth above, which, among other things, could include issuances in one or more transactions that would make a change in control of the Company more difficult, and therefore, less likely, this proposal to increase the authorized shares of common stock is not prompted by any specific effort of which we are aware to accumulate shares of our common stock or obtain control of the Company. A takeover may be beneficial to independent stockholders because, among other reasons, a potential suitor may offer such stockholders a premium for their shares of common stock as compared to the then-existing market price.

The additional authorized shares of common stock would have the same rights and privileges as the shares of common stock currently outstanding. Stockholders do not have preemptive rights with respect to our common stock. Therefore, should the Board decide to issue additional shares of common stock, existing stockholders would not have any preferential rights to purchase such shares in order to maintain their proportionate ownership of the Company. We can provide no assurance that we will be successful in amending our Second Amended and Restated Certificate of Incorporation to increase the number of shares of common stock that are available for issuance, or that the Authorized Shares Amendment will not have an adverse effect on our stock price.

Potential Effects of Not Approving this Proposal

If our stockholders do not approve this proposal, we will not be able to effect the Authorized Share Increase. As a result, we may not have sufficient authorized shares available to complete sales under the ELOC Purchase Agreement and we may be unable to draw on the facility. In addition, the Series B Preferred Stock (as defined below) issued to the investor as consideration under the ELOC Purchase Agreement will not be convertible into shares of common stock because its conversion requires the effectiveness of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation authorizing sufficient shares of common stock. Failure to obtain stockholder approval will significantly limit our ability to access the capital contemplated by the ELOC Purchase Agreement and may require us to curtail our business plans, reduce operating expenses, or seek other financing alternatives, which may not be available on acceptable terms, if at all.

More broadly, if this proposal is not approved, our business development and financing alternatives will be limited by the lack of sufficient unissued and unreserved authorized shares of common stock, and stockholder value may be harmed by this limitation. Without an increase in the number of authorized shares of common stock, we may be constrained in our ability to access the capital markets, complete future equity or equity-linked capital-raising transactions, repay or retire outstanding indebtedness through the issuance of equity, conduct strategic transactions such as mergers, acquisitions, and other business combinations, and pursue other business opportunities integral to our growth and success. In addition, our future success depends in part on our continued ability to attract, retain and motivate highly qualified management and other key personnel; if this proposal is not approved, the lack of available authorized shares to provide future equity incentive opportunities that the Board and Compensation Committee deem appropriate could adversely impact our ability to achieve these goals. In summary, if our stockholders do not approve this proposal, we may not be able to access the capital markets, use common stock for financing or debt retirement purposes, complete corporate collaborations, partnerships or strategic transactions, make grants under our equity compensation plans, attract, retain and motivate employees, officers, directors and advisers, or pursue other business opportunities integral to our growth and success, all of which could severely harm our business and future prospects.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the outstanding shares of common stock entitled to vote on this proposal at the Annual Meeting. Abstentions and broker non-votes will have the same effect as a vote “AGAINST” this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

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PROPOSAL 4: SHARE ISSUANCE

As previously disclosed, on October 8, 2026, we entered into a Common Stock Purchase Agreement (the “ELOC Purchase Agreement”) with DFU, LLC, a Delaware limited liability company (“DFU”), pursuant to which we have the right, but not the obligation, to direct DFU, from time to time and upon certain terms and conditions, to purchase shares of our common stock (the “ELOC Shares”) in an amount up to the lesser of $1,000,000,000 and the Aggregate Limit. “Aggregate Limit” means, (i) prior to the approval of this proposal by our stockholders, 19.99% of our outstanding shares of common stock as of the date of ELOC Purchase Agreement, which number of shares may be reduced by the number of shares of common stock issued or issuable pursuant to any transaction or series of transactions that may be aggregated with the transactions contemplated by the ELOC Purchase Agreement under the applicable NYSE American listing rules, and (ii) following the approval of this proposal by our stockholders, such greater number of shares of common stock as approved by our stockholders.

The term of the ELOC Purchase Agreement began on the date of execution and ends on the earlier of (i) the date that is 36 months after the date on which the registration statement is declared effective by the SEC, (ii) the expiration of the registration statement pursuant to Rule 415(a)(5) promulgated under the Securities Act of 1933, as amended (the “Securities Act”), (iii) the date on which DFU has purchased the maximum amount of ELOC Shares pursuant to the ELOC Purchase Agreement, (iv) the date on which our common stock fails to be listed or quoted on the NYSE American or another Eligible Market (as defined in the ELOC Purchase Agreement), (v) the 30th trading day following the date on which the Company commences a voluntary case, or any person commences a proceeding against the Company, pursuant to or within the meaning of any bankruptcy law, in each case that is not discharged or dismissed prior to such date, and (vi) the date on which, pursuant to or within the meaning of any bankruptcy law, a custodian is appointed for the Company or for all or substantially all of its property, or the Company makes a general assignment for the benefit of its creditors. Additionally, the ELOC Purchase Agreement may be terminated at any time by the mutual written consent of the parties.

The period during which we may sell ELOC Shares to DFU will begin on the effective date of the registration statement covering the resale of the ELOC Shares by DFU and will end on the date the ELOC Purchase Agreement is terminated in accordance with its terms, as described above (the “Investment Period”). During the Investment Period, the Company may direct DFU to purchase ELOC Shares by delivering a written notice to DFU. The ELOC Purchase Agreement provides for both primary puts and secondary puts. With respect to a primary put, the number of ELOC Shares that we may require DFU to purchase may not exceed ten percent of the average daily trading volume of our common stock for the ten trading days prior to the applicable put date. In addition, the aggregate investment amount of a primary put on any particular put date or delivery date may not exceed $2,000,000. The purchase price for ELOC Shares purchased pursuant to a primary put will be the lesser of (i) the lowest traded price of our common stock on the applicable delivery date and (ii) the average of the three lowest closing sale prices of our common stock during the ten consecutive trading day period immediately preceding the applicable delivery date, subject to a floor price of $0.21 (as may be adjusted for any reorganization, recapitalization, stock split, reverse stock split or other similar transaction, the “Floor Price”).

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With respect to a secondary put, the number of ELOC Shares that we may require DFU to purchase may not exceed the lesser of (i) ten percent of the average daily trading volume of our common stock on the applicable put date and (ii) $6,000,000. In addition, the aggregate investment amount of the primary put and secondary put on any particular put date or delivery date may not exceed $6,000,000. The purchase price for shares purchased pursuant to a secondary put will be the lesser of (i) 95% of the lowest traded price of our common stock during the five consecutive trading day period immediately preceding the applicable put date, (ii) 95% of the dollar volume-weighted average price of our common stock on the applicable delivery date and (iii) 95% of the closing bid price of our common stock on the applicable delivery date, subject to the Floor Price. If our common stock becomes subject to a “chill,” “stop sign” or similar restriction by The Depository Trust Company while the facility is outstanding, the applicable purchase price under a primary put or secondary put will be subject to an additional ten percent discount, and DFU may deduct $1,500 per put notice for related deposit costs.

At any given time of any sale by us to DFU, we may not issue or sell, and DFU may not purchase, any ELOC Shares that would result in DFU beneficially owning more than 4.99% of our outstanding shares of common stock upon such issuance (the “Beneficial Ownership Limitation”). In addition, unless this proposal is approved, we may not issue ELOC Shares in excess of 19.99% of our outstanding shares of common stock as of the date of ELOC Purchase Agreement. DFU’s obligation to purchase ELOC Shares under the ELOC Purchase Agreement is subject to customary conditions, including, among others, the effectiveness of a registration statement covering the resale of the ELOC Shares by DFU, the availability of a current prospectus, the continued listing of our common stock on an eligible trading market, the absence of a trading suspension or delisting notice, the availability of sufficient authorized shares, the absence of certain material adverse events, and our delivery of required legal opinions, compliance certificates and transfer agent instructions.

As consideration for DFU’s execution and delivery of the ELOC Purchase Agreement, we agreed to issue to DFU (i) 3,646,974 shares of common stock (the “Commitment Shares”) and (ii) 13,058 shares of our Series B convertible preferred stock (the “Series B Preferred Stock” and, together with the Commitment Shares, the “Commitment Securities”), which are convertible into an aggregate of 56,528,082 shares of common stock (the “Conversion Shares”), subject to adjustment as described in the certificate of designation, preferences, and rights of Series B Preferred Stock (the “Certificate of Designation”) we filed with the Delaware Secretary of State to create and establish the rights, preferences, powers, and restrictions of the Series B Preferred Stock.

The Series B Preferred Stock ranks senior to our common stock and junior to our Series A preferred stock and Series A-1 preferred stock. Holders of the Series B Preferred Stock are entitled to receive dividends paid and distributions made to holders of the Company’s common stock on an as-converted basis. The Series B Preferred Stock is only convertible following (i) stockholder approval of this proposal, and (ii) the effectiveness of an amendment to the Company’s Second Amended and Restated Certificate of Incorporation authorizing sufficient shares of common stock for full conversion of the Series B Preferred Stock. Following such approvals, each share of Series B Preferred Stock will be convertible, at the option of the holder, into 4,329 shares of common stock, subject to adjustment and a 4.99% beneficial ownership limitation. The Series B Preferred Stock does not have voting rights prior to the date of stockholder approval of this proposal, except as required by law and except for certain actions that would adversely affect holders of the Series B Preferred Stock. Following stockholder approval of this proposal, holders of the Series B Preferred Stock will be entitled to vote on an as-converted basis with the holders of our common stock.

Upon execution of the ELOC Purchase Agreement, the Company also entered into a Registration Rights Agreement (the “ELOC Registration Rights Agreement”) with DFU, pursuant to which we agreed to file an initial registration statement with the SEC covering the resale by the DFU of the ELOC Shares, the Commitment Shares, and the Conversion Shares. We are required to use commercially reasonable efforts to have the registration statement declared effective by the SEC at the earliest practicable date.

The ELOC Purchase Agreement contains customary representations, warranties, agreements and conditions to completing future sale transactions, indemnification rights and obligations of the parties. Among other things, DFU represented to us, that it is an “accredited investor” (as such term is defined in Rule 501(a) of Regulation D under the Securities Act). We offered, issued, and will issue the securities in reliance upon the exemptions from registration contained in Section 4(a)(2) of the Securities Act and Regulation D promulgated thereunder.

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Reasons for This Proposal

Our common stock is listed on the NYSE American and, as such, we are subject to the exchange’s listing rules. We are seeking stockholder approval of this proposal in order to comply with the NYSE American LLC Company Guide Section 713(a)(ii), which requires stockholder approval in connection with a transaction, other than a public offering, involving the issuance of common stock (or securities convertible into or exercisable for common stock) equal to 20% or more of the common stock, or 20% or more of the voting power, outstanding before the issuance at a price below the “Minimum Price” as determined under the NYSE American listing rules. The potential issuance of ELOC Shares pursuant to the ELOC Purchase Agreement, together with the issuance of the Commitment Shares and the Conversion Shares, could result in the issuance of shares of common stock in excess of 20% of our common stock outstanding as of the date of the ELOC Purchase Agreement, and the terms of the ELOC Purchase Agreement require that we seek such stockholder approval.

Our Board has determined that seeking stockholder approval of this proposal and the ability to issue shares of common stock in excess of the 19.99% cap applicable prior to such approval under the ELOC Purchase Agreement are in the best interests of us and our stockholders. The ELOC Purchase Agreement, if utilized, may provide us with a significant, on-demand source of equity capital that we believe is important to fund our working capital requirements, ongoing operations, and the execution of our business plans. Our ability to successfully implement our business plans and generate value for stockholders is dependent, in part, on our ability to maximize capital-raising opportunities and maintain financial flexibility.

Potential Consequences if This Proposal is Approved

The approval of this proposal by our stockholders will not have any immediate effect on the rights of our existing stockholders. Any additional dilution to the interests of our existing stockholders would occur only if and to the extent that we elect, in our sole discretion, to sell ELOC Shares to DFU pursuant to the ELOC Purchase Agreement or if the shares of Series B Preferred Stock are converted pursuant to the terms and conditions contained in the Certificate of Designation. Although the number of shares of common stock owned by existing stockholders will not decrease as a result of any such issuance, such existing shares may represent a smaller percentage of the total outstanding shares of common stock after any such issuance.

The issuance of ELOC Shares and/or Conversion Shares could substantially dilute the interests of our existing stockholders. From time to time following approval of this proposal, during the Investment Period, we may require DFU to purchase ELOC Shares subject to the Beneficial Ownership Limitation. As of October 21, 2026, the maximum number of ELOC Shares issuable under the ELOC Purchase Agreement, using the Floor Price, is 4,761,904,761 shares of common stock and the maximum number of Conversion Shares issuable upon full conversion of the Series B Preferred Stock is 56,528,082 shares of common stock, subject to adjustment as described in the Certificate of Designation.

To the extent DFU resells ELOC Shares, Commitment Shares, or Conversion Shares in the open market, our stock price could decrease due to the additional number of shares available in the market. Such sales could encourage short sales by our stockholders and others, which could place further downward pressure on our stock price. The Beneficial Ownership Limitation prevents DFU from beneficially owning more than 4.99% of our outstanding shares of common stock at any one time. However, this restriction does not prevent DFU from selling a substantial number of ELOC Shares, Commitment Shares, or Conversion Shares in the open market. By periodically selling shares of common stock into the market over time, DFU could, in the aggregate, sell a significant number of shares without ever beneficially owning more shares of common stock at any point in time than permitted under the Beneficial Ownership Limitation.

Issuance of any ELOC Shares or Conversion Shares will cause a reduction in the percentage interests of our current stockholders in the voting power, any liquidation value, our book and market value, and in any future earnings. Additionally, the issuance or resale of our common stock could cause the market price of our common stock to decline. Further, the increase in the number of issued and outstanding shares of our common stock may have an incidental anti-takeover effect in that additional shares could be used to dilute the stock ownership of parties seeking to obtain control of us. The increased number of issued and outstanding shares could discourage the possibility of, or render more difficult, certain mergers, tender offers, proxy contests or other change of control or ownership transactions.

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The following table sets forth, for illustrative purposes only, the aggregate amount of ELOC Shares issuable to DFU under the ELOC Purchase Agreement at varying purchase prices and the percentage of outstanding common stock after giving effect to the 4.99% Beneficial Ownership Limitation.

Assumed Average Price Per Share		Number of ELOC Shares to be Issued, After Giving Effect to the 4.99% Beneficial Ownership Limitation	Percentage of Outstanding Common Stock After Giving Effect to the Issuance to the Selling Stockholder, Subject to the 4.99% Beneficial Ownership Limitation (1)	Number of ELOC Shares to be Issued, After Giving Effect to the 9.99% Beneficial Ownership Limitation	Percentage of Outstanding Common Stock After Giving Effect to the Issuance to the Selling Stockholder, Subject to the 9.99% Beneficial Ownership Limitation (2)
$0.21	(3)	2,824,727	4.99%	5,969,254	9.99%
$0.23	(4)	2,824,727	4.99%	5,969,254	9.99%
$0.25	(5)	2,824,727	4.99%	5,969,254	9.99%

(1)	The denominator is based on 53,783,044 shares of our common stock outstanding as of October 21, 2026, adjusted to include the issuance of the number of shares of common stock set forth in the second column which we would have issued to DFU based on the applicable assumed purchase price per share and subject to the limitation on issuance pursuant to the 4.99% Beneficial Ownership Limitation.

(2)	The denominator is based on 53,783,044 shares of our common stock outstanding as of October 21, 2026, adjusted to include the issuance of the number of shares of common stock set forth in the second column which we would have issued to DFU based on the applicable assumed purchase price per share and subject to the limitation on issuance pursuant to the 9.99% Beneficial Ownership Limitation.

(3)	Represents the Floor Price.

(4)	Represents the midpoint between the Floor Price and the last reported sale price of our common stock on October 21, 2026.

(5)	Represents the last reported sale price of our common stock on October 21, 2026.

If this proposal is approved, aggregate sales pursuant to the ELOC Purchase Agreement could result in significant dilution to existing stockholders, reducing their collective ownership percentage from 100% to approximately 1% of the outstanding shares of our common stock, assuming no other changes in the capital structure.

Potential Consequences if This Proposal is Not Approved

After extensive efforts to raise capital on more favorable terms, we believed that the ELOC Purchase Agreement was the only viable financing alternative available to us at the time of execution. If this proposal is not approved, our ability to draw on the full benefit of the ELOC Purchase Agreement will be limited. Specifically, without stockholder approval, the issuance of ELOC Shares to DFU will remain subject to the 19.99% cap, and we will not be able to sell the full amount available under the ELOC Purchase Agreement. In addition, the Series B Preferred Stock will not be convertible into shares of common stock without the approval of this proposal. The Board is not seeking the approval of our stockholders to authorize our entry into the ELOC Purchase Agreement, which has already been executed and delivered. Failure to obtain stockholder approval will not affect the binding nature of our existing obligations under the ELOC Purchase Agreement; however, it will significantly limit our ability to access the capital contemplated thereby. If we are unable to access such capital, we may be required to curtail our business plans, reduce operating expenses, or seek other financing alternatives, which may not be available on acceptable terms, if at all.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of common stock represented in person, online or by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

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PROPOSAL 5: ADJOURNMENT

The Board believes that, if the number of votes cast in favor of the previous proposals is insufficient to approve such proposals, it is in the best interests of the Company and its stockholders to enable the Company to continue to seek to obtain a sufficient number of additional votes to approve such proposal.

The Board is asking stockholders to authorize the holder of any proxy solicited by the Board to vote in favor of adjourning the Annual Meeting or any adjournment or postponement thereof. If our stockholders approve this proposal, we could adjourn the Annual Meeting, and any adjourned session of the Annual Meeting, to use the additional time to solicit additional proxies in favor of the other proposals.

Vote Required

Approval of this proposal requires the affirmative vote of a majority of the votes cast by the holders of common stock represented in person, online or by proxy and entitled to vote on this proposal at the Annual Meeting. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

Recommendation of the Board

THE BOARD UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THIS PROPOSAL.

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DIRECTORS, EXECUTIVE OFFICERS, AND CORPORATE GOVERNANCE

The following table sets forth information concerning our executive officers and directors as of October 21, 2026.

Name	Age	Position
Christopher Ensey	47	Chief Executive Officer and Class II Director
Mark Heinen	57	Chief Financial Officer
Michael Prachar	57	Chief Operating Officer
Matthew Liotta	48	Chairman and Class I Director
Nicholas Cooper	42	Class I Director
Christopher Burger	51	Class II Director
Michael Nichols	55	Class III Director
David Allen	71	Class III Director

Included below are brief descriptions of the specific experiences, qualifications, and skills attributable to our executive officers and directors.

Executive Officers

Christopher Ensey. Mr. Ensey has served as the Company’s Chief Executive Officer since September 11, 2026 and previously served as Chief Executive Officer of Alignment Engine Inc. (n/k/a Sovereign AI Chillicothe, LLC) since June 2023, leading initiatives in AI/HPC datacenter design and GPU interconnect hardware, guiding company strategy, fundraising and market positioning. He has served as a director and Audit Committee member of Datacentrex, Inc. (Nasdaq: DTCX), a publicly reporting blockchain and AI technology company, since October 2025, when he joined the board of its predecessor Thumzup Media Corporation, continuing as a director after the company became Datacentrex, Inc. in December 2025. From June 2021 to January 2024, Mr. Ensey served as Chief Technical Advisor to Gryphon Digital Mining, Inc. (now known as American Bitcoin Corp., Nasdaq: ABTC). From 2021 to 2023, he was Founding Partner and Chief Technology Officer of Gulp Data, an AI-driven data valuation platform, where he oversaw engineering and established enterprise partnerships. From 2020 to 2021 he served as Chief Technology Officer of eMed, launching an FDA-authorized digital health platform that scaled to serve millions of users and resulted in six issued patents. From 2019 to 2020 he was Chief Technology Officer of BlueVoyant, where he managed global cybersecurity operations and directed a $45 million budget. Mr. Ensey served as Chief Operating Officer of Riot Blockchain, Inc. (now known as Riot Platforms, Inc., Nasdaq: RIOT) from January 2018 to September 2018 and as its Interim Chief Executive Officer from September 2018 to February 2019, and previously served as a senior officer of Dunbar Security Solutions from September 2012 to February 2018. Mr. Ensey holds a Bachelor of Science in Computer Engineering from Virginia Polytechnic Institute and State University (Virginia Tech). Mr. Ensey brings extensive leadership and expertise in technology and cybersecurity.

Mark Heinen. Mr. Heinen has served as the Company’s Chief Financial Officer since December 1, 2023. Mr. Heinen has extensive experience in public company financial leadership, capital markets transactions, and corporate development. He has led multiple deSPAC transactions, reverse mergers, and public market transitions, and has significant experience in structuring financing transactions, including venture debt, convertible securities, and at-the-market offerings. Prior to joining the Company, Mr. Heinen served as Chief Financial Officer of Better Therapeutics, Inc., a publicly traded digital therapeutics company, from 2021 to 2023, where he led the company’s transition to the public markets through a deSPAC transaction and implemented capital markets and financing strategies. Previously, Mr. Heinen held senior finance leadership roles at Trintech, Inc., including Interim Chief Financial Officer and Senior Vice President, Global Corporate Controller, where he led global finance functions and supported a private equity exit. Earlier in his career, Mr. Heinen served in finance leadership roles at Daegis Inc., Quickoffice Inc., Retalix USA, and Genband Inc., and began his career in public accounting at PricewaterhouseCoopers. Mr. Heinen holds a Master of Business Administration in Finance and a Bachelor of Business Administration in Accounting from the University of Oklahoma and is a Certified Public Accountant in the State of Texas. Mr. Heinen’s experience in public company financial leadership and capital markets transactions provides him with the qualifications to serve as Chief Financial Officer of the Company

Michael Prachar. Mr. Prachar has served as the Company’s Chief Operating Officer since February 1, 2022. Prior to joining the Company, Mr. Prachar served as Chief Operating Officer of Big Green IT, an information technology and Microsoft cloud consulting business from 2015 to 2022. Prior to joining Big Green IT, Mr. Prachar built a 20-year operations career serving in a number of operations executive roles in the telecommunications and technology services industries, including Chief Operating Officer of LinkSource Technologies® from 2010 to 2015, President and Chief Operating Officer of Rapid Link, Inc. from 2006 to 2010, Vice President and Chief Operating Officer of Telenational Communications from 2001 to 2006 and Director of Operations for Intercontinental Exchange from 1995 to 1998. Mr. Prachar holds an Engineering Degree from the College for Recording Arts in San Francisco.

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Directors

Matthew Liotta. Mr. Liotta co-founded Volato, Inc. and has served as a Director since its inception. He also previously served as the Company’s Chief Executive officer from inception until September 11, 2026. Prior to co-founding Volato, Inc. in 2016, Mr. Liotta founded Agrify (Nasdaq: AGFY), an agricultural technology company where he served as President until 2019 and Chief Technology Officer from to 2019 to 2020. Prior to that, Mr. Liotta worked for several Silicon Valley venture capital backed portfolio companies, including gMoney Corporation, Yipes, TeamToolz, and DevX. Mr. Liotta has also held positions at Hudson Global, Pharmasset, and One Ring Networks. In 2019, Mr. Liotta also co-founded CEADS, a non-profit organization for the advancement of Controlled Environment Agriculture and served as its President until 2022. He currently serves as a Director for Fintainium, a cloud-based financial technology company that provides secure remote and mobile access for financial services.

Nicholas Cooper. Mr. Cooper co-founded Volato, Inc. and has served as a Director and in various executive officer roles since its inception, including most recently as Chief Commercial Officer (a position he held until November 30, 2024, and as of that date ceased to serve in an officer capacity). Prior to co-founding Volato, Inc. in 2016, Mr. Cooper founded TriGrow Systems, a venture backed technology services company where he served as Chief Executive Officer until the company was acquired by Agrify (Nasdaq: AGFY) in 2020. Prior to that, in 2015, Mr. Cooper founded Apptuto, a 500 Startups accelerator portfolio company focused on mobile-first consumer edtech, where he served as Chief Executive Officer until 2017. Before starting his entrepreneurial career, Mr. Cooper gained experience in investment banking serving as Investment Manager at Al Nahdha Investment and Abu Dhabi Capital Group, a prominent family office in Abu Dhabi, UAE, where he was responsible for managing the Private Equity and Venture Capital portfolios from 2010 to 2015. From 2003 to 2009, Mr. Cooper was a Senior Associate at Macquarie Bank, operating out of the London and Sydney offices. Mr. Cooper holds a Bachelor of Commerce Degree from the University of Sydney Australia, where he was a resident of St. Johns College and Ellwood Scholarship recipient. Mr. Cooper is a CFA® charterholder, CFA Institute, and is a former Chartered Accountant and lapsed member of the Institute of Chartered Accountants England and Wales.

Christopher Burger. Mr. Burger has served as a Director of the Company since April 23, 2024, and served as a Senior Advisor from 2022 to 2024. Since 2020, Mr. Burger has served as Founder & Managing Director of Transform, a business consulting firm. From July 2018 to April 2020, he served as the Vice President of Global Technology and Global Chief Information Officer Chief of Staff at IHG Hotels & Resorts (NYSE: IHG), and as a strategic advisor to the company’s Chief Information Officer. Prior to joining IHG Hotels & Resorts, Mr. Burger served as the Group Head of Technology & Innovation and Group Chief Information Technology Officer Chief of Staff at Etihad Aviation Group in Abu Dhabi, United Arab Emirates from 2015 to 2018. Prior to joining Etihad Aviation Group, Mr. Burger built a career serving in a number of operations and consulting roles in the aviation and technology services industries. Mr. Burger holds a Bachelor of Business Administration with a distinction in Marketing from Emory University’s Goizueta Business School.

For information regarding Michael Nichols and David Allen, our current director nominees, please see the section of this proxy statement titled “Proposal 1: Election of Directors.”

Board Composition and Leadership Structure

Our business and affairs are managed under the direction of the Board. Mr. Liotta is the Chairman of the Board and Michael Nichols is the Board’s lead independent director. The Board believes that the composition of the Board and the very active involvement by the independent directors create a Board culture that is effective and promotes the consideration of the varied views of all of the directors of the Company.

Subject to the terms of our Second Amended and Restated Certificate of Incorporation, the Board may fix, by one or more resolutions adopted from time to time by the Board, the number of directors on the Board. The Board currently consists of six members. In accordance with our Second Amended and Restated Certificate of Incorporation, the Board is divided into three classes with staggered three-year terms. At each annual meeting of stockholders, the successors to directors whose terms then expire are elected to serve from the time of election and qualification until the third annual meeting following their election. The following sets forth the classification of the Board and terms of each class member:

●	our Class I directors are Matthew Liotta and Nicholas Cooper, and their terms will expire at the 2027 annual meeting of stockholders;

●	our Class II directors are Christopher Ensey and Christopher Burger, and their terms will expire at the 2028 annual meeting of stockholders; and

●	our Class III directors are Michael Nichols and David Allen, and their terms will expire at the 2026 annual meeting of stockholders.

Directors in a particular class are elected for three-year terms at the annual meeting of stockholders in the year in which their terms expire. As a result, only one class of directors is elected at each annual meeting of our stockholders, with the other classes continuing for the remainder of their respective three-year terms. Each director’s term continues until the election and qualification of his or her successor, or the earlier of his or her death, resignation or removal. This classification of our Board may have the effect of delaying or preventing changes in our control or a change in our management.

The nominating and corporate governance committee of our Board has recommended, and our Board has nominated, Michael Nichols and David Allen to serve as Class III directors. If elected, Michael Nichols and David Allen will serve as Class III directors for a three-year term expiring at the annual meeting of stockholders to be held in 2029 and until such director’s successor is duly elected and qualified or until such director’s earlier death, resignation, or removal.

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Board Meeting Attendance; Annual Meeting Attendance

During 2025, the Board held 6 Board meetings. Each director attended each of those Board meetings. All of the directors attended at least 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees of the Board on which such director served. The Board also took action on a number of occasions as needed without a physical meeting in the form of unanimous written consents. In addition, non-employee directors meet periodically in executive session without members of management present. The non-employee directors did not meet in executive session during 2025.

Pursuant to the Company’s Corporate Governance Guidelines, directors are expected to attend our annual meetings of stockholders. Our directors then-serving on the Board attended the 2025 annual meeting of stockholders.

Board’s Role in Risk Oversight

Risk is inherent with every business, and how well a business manages risk can ultimately determine its success. We face a number of risks, including risks relating to our financial condition, operations, strategic direction and intellectual property as more fully discussed in the section entitled “Risk Factors” in our Annual Report. Management is responsible for the day-to-day management of risks we face, while our Board, as a whole and through its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board has the responsibility to satisfy itself that the risk management processes designed and implemented by management are adequate and functioning as designed.

The role of our Board in overseeing the management of our risks is conducted primarily through committees of the Board, as disclosed in the descriptions of each of the committees below and in the charters of each of the committees. The full Board (or the appropriate board committee in the case of risks that are under the purview of a particular committee) discusses with management our major risk exposures, their potential impact on us, and the steps we take to manage them. When a board committee is responsible for evaluating and overseeing the management of a particular risk or risks, the chairman of the relevant committee reports on the discussion to the full Board during the committee reports portion of the next Board meeting. This enables the Board and its committees to coordinate the risk oversight role, particularly with respect to risk interrelationships.

Family Relationships

There are no family relationships among any of our directors or executive officers.

Director Independence

Because our common stock is listed on the NYSE American, we are required to comply with the applicable rules of such exchange in determining whether a director is independent. The Board has determined, based on information provided by each director concerning his background, employment and affiliations, that each of Mr. Burger, Mr. Nichols and Mr. Allen qualifies as independent as defined under the applicable NYSE American and SEC rules. In making these determinations, the Board considered the current and prior relationships that each non-employee director has with the Company and all other facts and circumstances the Board deemed relevant in determining their independence, including the beneficial ownership or our common stock held by each non-employee director.

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Board Committees

The Board directs the management of our business and affairs, as provided by Delaware law, and conducts its business through meetings of the Board and standing committees. The standing committees are the Audit Committee, the compensation committee (the “Compensation Committee”) and the nominating and corporate governance committee (the “Nominating and Corporate Governance Committee”). In addition, each committee reviews and assesses the adequacy of its charter and submits its charter to the full Board for approval. Copies of each committee’s charter are posted on our website at https://ir.soarai.com/corporate-governance/governance-documents under the “Investors” section of our website. The information contained on or that can be accessed through our website is not incorporated by reference into this proxy statement, and you should not consider such information to be part of this proxy statement.

Audit Committee

The Audit Committee is composed of Mr. Burger, Mr. Nichols and Mr. Allen, each of whom is an independent director under the NYSE American listing standards and applicable SEC rules. Mr. Allen serves as the chairman of the Audit Committee. Each member of the Audit Committee is financially literate, and our Board has determined that Mr. Allen qualifies as an “audit committee financial expert” as defined in applicable SEC rules. None of the Audit Committee members serves on the audit committee of more than three public companies.

The primary functions of the Audit Committee are to:

●	select, retain, compensate, evaluate, oversee, and where appropriate, terminate the independent registered public accounting firm to audit our financial statements;

●	help to ensure the independence and performance of the independent registered public accounting firm;

●	approve audit and non-audit services and fees;

●	review financial statements and discuss with management and the independent registered public accounting firm our annual audited and quarterly financial statements, the results of the independent audit and the quarterly reviews and the reports and certifications regarding internal controls over financial reporting and disclosure controls;

●	prepare the audit committee report that the SEC requires to be included in our annual proxy statement;

●	review reports and communications from the independent registered public accounting firm;

●	review the adequacy and effectiveness of our internal controls and disclosure controls and procedure;

●	review our policies on risk assessment and risk management;

●	review and monitor conflicts of interest situations, and approve or prohibit any involvement in matters that may involve a conflict of interest or taking of a corporate opportunity;

●	review the overall adequacy and effectiveness of our legal, regulatory and ethical compliance programs and reports regarding compliance with applicable laws, regulations and internal compliance programs;

●	review related party transactions; and

●	establish and oversee procedures for the receipt, retention and treatment of accounting related complaints and the confidential submission by our employees of concerns regarding questionable accounting or auditing matters.

The Audit Committee met 4 times in 2025. The Audit Committee’s charter is posted on our website at https://ir.soarai.com/corporate-governance/governance-documents under the “Investors” section of our website.

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Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee of our Board is composed of Mr. Burger, Mr. Nichols and Mr. Allen, each of whom is an independent director, and Mr. Burger serves as the chairman of the Nominating and Corporate Governance Committee.

The primary functions of the Nominating and Corporate Governance Committee include:

●	reviewing the qualifications of, and recommending to the Board, proposed nominees for election to the Board and its committees, consistent with criteria approved by the Board;

●	developing, evaluating, and recommending to the Board corporate governance practices applicable to the Company; and

●	facilitating the annual performance review of the Board and its committees.

Guidelines for Selecting Director Nominees. The Committee assesses and makes recommendations to the Board regarding desired qualifications, expertise, and characteristics of Board members, which assessment may include numerous factors, such as:

●	professional ethics and integrity;

●	judgment, business acumen, proven achievement and competence in one’s field;

●	the ability to exercise sound business judgment;

●	tenure on the Board and skills that are complementary to the Board;

●	an understanding of the Company’s business;

●	an understanding of the responsibilities required of a Board member;

●	other time commitments, diversity with respect to professional background; and

●	the current composition, organization, and governance of the Board and its committees.

The Nominating and Corporate Governance Committee met 2 times in 2025. The Nominating and Corporate Governance Committee’s charter is posted on our website at https://ir.soarai.com/corporate-governance/governance-documents under the “Investors” section of our website.

Compensation Committee

The Compensation Committee of our Board is composed of Mr. Burger, Mr. Nichols and Mr. Allen, each of whom is an independent director, and Mr. Nichols serves as the chairman of the Compensation Committee. We have adopted a compensation committee charter, which details the principal functions of the Compensation Committee, including:

●	oversight of our overall compensation philosophy and compensation policies, plans and benefit programs;

●	review and recommendation for approval to the Board the compensation for our executive officers and directors;

●	preparation of the compensation committee report that the SEC requires to be included in our annual proxy statement, if required; and

●	administration our equity compensation plans.

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The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, legal counsel, or other adviser and is directly responsible for the appointment, compensation and oversight of the work of any such adviser. However, before engaging or receiving advice from a compensation consultant, external legal counsel, or any other adviser, the Compensation Committee will consider the independence of each such adviser, including the factors required by the NYSE American and the SEC.

The Compensation Committee met 4 times in 2025. The Compensation Committee’s charter is posted on our website at https://ir.soarai.com/corporate-governance/governance-documents under the “Investors” section of our website.

Compensation Committee Interlocks and Insider Participation

No person who has served as a member of the Compensation Committee during the last completed fiscal year (i) was, during that fiscal year, an officer or employee of the Company, (ii) was formerly an officer of the Company or (iii) had any relationship, or was a party to any transaction, requiring disclosure by the Company under any paragraph of Item 404 of Regulation S-K.

No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company. No executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of the Company.

No executive officer of the Company served as a member of the Compensation Committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

Communication with the Board of Directors

Any interested party with concerns about the Company may report such concerns to the Board, the Chairman, any independent director, or any committee of the Board, by submitting a written communication to the attention of such director or committee at the following address:

c/o SOAR AI, Inc.

8050 Freedom Ave NW

North Canton, OH 44720

You may submit your concern anonymously or confidentially by mail. You may also indicate whether you are a stockholder or other interested party.

A copy of any such written communication may also be forwarded to the Company’s legal counsel and a copy of such communication may be retained for a reasonable period of time. The director may discuss the matter with the Company’s legal counsel, with independent advisors, with non-employee directors or with the Company’s management, or may take other action or no action as the director determines in good faith, using reasonable judgment and applying his or her own discretion.

Communications may be forwarded to other directors if they relate to important substantive matters and include suggestions or comments that may be important for other directors to know. In general, communications relating to corporate governance and long-term corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.

The Audit Committee oversees the procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or audit matters and the confidential, anonymous submission by employees of concerns regarding questionable accounting, internal accounting controls or auditing matters.

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Corporate Governance Guidelines

The Corporate Governance Guidelines adopted by the Board, which include guidelines for determining director independence, are published on the Company’s website at https://ir.soarai.com/corporate-governance/governance-documents, in the “Investors” section of our website, and are available in print to any stockholder upon request. That section of the website makes the Company’s corporate governance materials available to stockholders, including the Board committee charters. Those materials are also available in print to any stockholder upon request.

Code of Ethics

All of our directors, officers and employees are expected to act ethically at all times and in accordance with the policies comprising our Code of Ethics and Business Conduct (the “Ethics Code”) which is available on our website at https://ir.soarai.com/corporate-governance/governance-documents, in the “Investors” section of our website, and is available in print to any stockholder upon request. Any waiver or any implicit waiver from a provision of the Ethics Code applicable to our chief executive officer, chief financial officer, chief accounting officer, or any amendment to the Ethics Code must be approved by the Board. We will disclose on our website amendments to, and, if any are granted, any such waiver of, the Ethics Code. Our Audit Committee is responsible for applying the Ethics Code to specific situations in which questions are presented to it and has the authority to interpret the Ethics Code in any particular situation. If, after investigating any potential breach of the Ethics Code reported to it, the Audit Committee determines (by majority decision) that a breach has occurred, it will inform the Board. Upon being notified that a breach has occurred, the Board (by majority decision) will take or authorize such disciplinary or preventive action as it deems appropriate, after consultation with the Audit Committee and/or the Company’s outside counsel, up to and including dismissal or, in the event of criminal or other serious violations of law, notification of the SEC or other appropriate law enforcement authorities.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires the Company’s directors and executive officers, persons who beneficially own more than 10% of a registered class of the Company’s equity securities, and certain other persons to file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the SEC, and to furnish the Company with copies of the forms. Based on its review of the forms filed with the SEC, or representations from reporting persons, the Company believes that during the fiscal year ended December 31, 2025 all of its directors, executive officers, and greater than 10% beneficial owners filed such reports in a timely manner, except for (i) a former director, Alan D. Gaines, who has failed to file an initial statement of ownership on Form 3, (ii) a current director, Mr. Cooper, who was unable to timely file a statement of changes in beneficial ownership on Form 4 reporting 26,186 shares of common stock disposed, and (iii) our former Chief Executive Officer, Mr. Liotta, who was unable to timely file two statements of changes in beneficial ownership on Form 4 reporting 31,420 restricted stock units vested and held by Mr. Liotta’s spouse.

Insider Trading Policy

We have adopted an insider trading policy governing the purchase, sale, and/or other dispositions of our securities by directors, officers and employees of the Company. Our insider trading policy includes provisions that prohibit our employees, officers, directors and consultants from engaging in, certain transactions with respect to Company securities, including: (a) short sales; (b) transactions involving publicly traded options or other derivatives, such as trading in puts or calls with respect to Company securities; and (c) hedging transactions.

Involvement in Certain Legal Proceedings

During the past ten years, we are not aware of any events that have occurred that are material to an evaluation of the ability or integrity of any executive officer, key employee or director of the Company, and that are required to be disclosed pursuant to Item 401(k) or Regulation S-K.

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REPORT OF THE AUDIT COMMITTEE

Notwithstanding anything to the contrary set forth in any of our previous or future filings with the SEC that might incorporate this proxy statement, in whole or in part, the following material in this report is not “soliciting material,” is not deemed “filed” with the SEC, and is not to be incorporated by reference in any of our filings with the SEC, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

The undersigned members of the Audit Committee confirm that the Audit Committee has: (i) reviewed and discussed the audited financial statements for the year ended December 31, 2025 with management; (ii) discussed with the Company’s independent auditors the matters required to be discussed by the applicable requirements of the Public Accounting Oversight Board and the Securities and Exchange Commission; and (iii) has received the written disclosures and the letter from the Company’s independent accountant required by the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with the independent accountant the independent accountant’s independence.

Based upon the review and discussions referred to above, the Audit Committee recommended to the Board that the audited financial statements for the year ended December 31, 2025 be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, for filing with the Securities and Exchange Commission.

Respectfully submitted,

THE AUDIT COMMITTEE

David Allen, Chair

Christopher Burger

Michael Nichols

EXECUTIVE OFFICER AND DIRECTOR COMPENSATION

We are an “emerging growth company” as defined in the JOBS Act and a “smaller reporting company” as defined in the rules promulgated under the Securities Act. As such, we have opted to comply with the executive compensation disclosure rules applicable to such companies. By doing so, we may take advantage of certain exemptions from various reporting requirements that are applicable to other public companies that are not emerging growth companies. These include, but are not limited to, exemptions from certain narrative and tabular disclosure obligations regarding executive and director compensation in connection with our obligations under this proxy statement, including the requirement to include a Compensation Discussion and Analysis, and scaled financial reporting.

Consistent with the scaled disclosure available to emerging growth companies, the following table sets forth information about the compensation paid to our principal executive officer, and our two other most highly compensated executive officers, for services rendered for the years ended December 31, 2024 and 2025. These executives are referred to as the named executive officers or “NEOs.”

For fiscal year 2025, our named executive officers were:

●	Matthew Liotta, Chairman of the Board and Former Chief Executive Officer;

●	Michael Prachar, Chief Operating Officer; and

●	Mark Heinen, Chief Financial Officer.

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Summary Compensation Table

The following table provides information concerning compensation awarded to, earned by, and paid to each of the named executive officers for services rendered to us in all capacities during the years ended December 31, 2025 and 2024, respectively:

Name and principal position	Year	Salary ($)	Bonus ($) (1)	Equity Awards ($) (2)	Other (3)	Total
Matthew Liotta	2025	310,000	—	103,050	6,200	419,250
Former Chief Executive Officer (4)	2024	117,750	—	415,412	7,675	540,837
Michael Prachar	2025	235,000	100,000	103,050	13,832	451,882
Chief Operating Officer (5)	2024	227,906	—	42,500	15,150	285,556
Mark Heinen	2025	275,000	—	103,050	13,870	391,920
Chief Financial Officer (6)	2024	266,656	—	104,477	17,460	388,593

(1)	Represents a one time bonus.

(2)	Represents (i) the aggregate grant date fair value of restricted stock unit awards granted under the Volato Group, Inc. 2023 stock incentive plan, each calculated in accordance with Financial Accounting Standards Board ASC Topic 718-Stock Compensation and using the assumptions contained in Note 2 to the financial statements included in the Annual Report.

(3)	Represents amounts received through the Company’s 401(k) matching policy and life insurance, accidental death and dismemberment, short-term disability and long-term disability premiums.

(4)	Mr. Liotta’s annualized salary decreased from $310,000 to $2,400 effective June 1, 2024 and increased to $310,000 on January 1, 2025.

(5)	Mr. Prachar’s annualized salary decreased from $235,000 to $223,250 effective June 1, 2024 and increased to $235,000 on January 1, 2025.

(6)	Mr. Heinen’s annualized salary decreased from $275,000 to $261,250 effective June 1, 2024 and increased to $275,000 on January 1, 2025.

Narrative Disclosure to Summary Compensation Table

Compensation Philosophy

Our executive compensation philosophy is rooted in our values, which emphasize transparency. Therefore, we seek to establish a compensation structure that is easily understood and applied. Our compensation structure rewards performance for living and demonstrating our values, achieving challenging objectives that propel us forward, and driving stockholder value, while ensuring the sustainability and long-term viability and value of the Company. Compensation not only rewards performance, it is an essential tool that can be deployed to attract and retain top talent aimed to deliver results for stockholders.

Our compensation plan, as with all other business plans, is reviewed and adjusted at regular intervals consistent with the market, business achievements, pay equity, experience, and individual negotiations. We engaged an independent compensation consultant to help advise on the executive compensation program. Base pay adjustments reflect job duties, responsibilities, and macroeconomic drivers. Short-term and long-term incentive compensation (i.e., bonus and equity) reward performance towards objectives and enhancing stockholder value.

Employment Agreements

We previously entered into employment agreements with each of our named executive officers, in order to promote retention and service, to incentivize the executives to continue to grow the Company and its market position, and to better reflect each executive’s value to the Company and its stakeholders. These agreements became effective on December 1, 2023. On September 5, 2024, the Board provided notice to each of the parties to an employment agreement that the Company elected not to renew the employment agreements pursuant to the terms of such employment agreements. On November 30, 2024, each employment agreement expired according to its respective terms. As such, beginning on December 1, 2024, each executive officer of the Company was employed on an at-will basis, meaning that such executive officer’s employment could be terminated at any time for any reason.

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On July 22, 2026, the Board approved an Executive Employment Agreement (the “Employment Agreement”) with Mark Heinen, the Company’s Chief Financial Officer. The Employment Agreement provides for an annual base salary of $310,000 and an annual incentive bonus opportunity with a target equal to 100% of base salary and a maximum equal to 200% of base salary, subject to the achievement of performance objectives established by the Board or the Compensation Committee. The Employment Agreement also provides for a severance payment equal to twelve months of the then-current base salary upon certain qualifying terminations and, in connection with certain qualifying terminations following a change in control, such severance payment would include an additional amount equal to the pro-rated portion of 100% of the targeted annual bonus in the fiscal year of the termination date. The Board also approved (i) a one-time cash performance bonus of $50,000 and (ii) a one-time retention bonus of $100,000, payable upon the consummation of a Board-approved strategic business combination, subject to Mr. Heinen’s continued employment through the closing, except as otherwise provided in the Employment Agreement.

Positions and Base Salary

Matthew Liotta. Mr. Liotta’s prior employment agreement provided for him to serve as our Chief Executive Officer at an annual base salary of $310,000. Mr. Liotta’s annual base salary decreased to $2,400 effective June 1, 2024 and increased to $310,000 on January 1, 2025. Mr. Liotta resigned as Chief Executive officer on September 11, 2026.

Michael Prachar. Mr. Prachar’s prior employment agreement provided for him to serve as our Chief Operating Officer at an annual base salary of $235,000. Mr. Prachar’s annual base salary decreased to $223,250 effective June 1, 2024 and increased to $235,000 on January 1, 2025.

Mark Heinen. Mr. Heinen’s prior employment agreement provided for him to serve as our Chief Financial Officer at an annual base salary of $275,000. Mr. Heinen’s annual base salary decreased to $261,250 effective June 1, 2024 and increased to $275,000 on January 1, 2025. Pursuant to his current Employment Agreement, Mr. Heinen’s annual base salary was increased to $310,000, effective as of July 1, 2026.

Annual Incentive Bonuses

The prior employment agreements provided that, for each calendar year of the term, each named executive officer would be eligible to receive an annual target bonus in an amount equal to one hundred percent (100%) of the executive’s base salary (each, an “annual bonus”), with an opportunity to receive a maximum bonus of 200% of the executive’s base salary, based on the achievement of such performance factors and such other terms and conditions as may be established by the Board and/or the Compensation Committee. These employment agreements also provided that, depending on results, the executive’s actual bonus may be higher or lower than the target bonus amount. The decision to award any annual bonus and the amount and terms of any annual bonus is in the sole discretion of the Board or the Compensation Committee. Due to the performance of the Company, the named executive officers were not eligible to receive an annual bonus related to the calendar year ended December 31, 2024 and 2025.

Long-Term Equity Incentives

The Board granted initial restricted stock unit (“RSU”) awards in 2024, but did not grant RSU awards in 2025.

Benefits

The prior employment agreements provided that each executive would be entitled to participate in employee benefit plans of Volato, Inc., such as a 401(k) plan, life insurance, group health insurance and disability insurance. Volato, Inc. currently pays for 100% of health insurance premiums for employees and 75% for dependents. All benefit plans are subject to change at Volato, Inc’s discretion.

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Outstanding Equity Awards at 2025 Fiscal Year End

The following tables summarize the outstanding equity awards held by our named executive officers as of December 31, 2025.

Option Awards
Name	Number of Securities underlying unexercised options (#) exercisable (1)	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date
Matthew Liotta	—	—	—	—
Michael Prachar (1)	12,847	—	3.50	3/10/2032
Mark Heinen	—	—	—	—

(1) Mr. Prachar’s options vested over a term of 1/48 with a one-year cliff.

	Stock Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Matthew Liotta (1)	—	—	7,344	4,700
Michael Prachar (2)	—	—	1,706	1,091
Mark Heinen (3)	—	—	1,914	1,224

(1)	As of December 31, 2025, Mr. Liotta held 14,813 RSU’s that were fully vested, 45,000 RSA’s that were fully vested, and 7,344 performance based RSU’s that vest upon the Company’s common stock achieving a specified price per share.

(2)	As of December 31, 2025, Mr. Prachar held 506 RSU’s that were fully vested, 45,000 RSA’s that were fully vested, and 1,706 performance based RSU’s that vest upon the Company’s common stock achieving a specified price per share.

(3)	As of December 31, 2025, Mr. Heinen held 5,579 RSU’s that were fully vested, 45,000 RSA’s that were fully vested, and 1,914 performance based RSU’s that vest upon the Company’s common stock achieving a specified price per share.

Compensation of Directors

Other than with respect to Matthew Liotta, our Chairman of the Board and former Chief Executive Officer, whose compensation as such is reflected in the Summary Compensation Table above, the table below details the compensation paid to our directors for their service as a director during the fiscal year ended December 31, 2025.

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Commencing in 2024, the Board suspended cash compensation for directors and granted restricted stock units in consideration for their service through the 2024 annual meeting. In the third quarter of 2025 Mr. Burger was paid $16,266.78 and Mr. Nichols was paid $18,868.49. In the fourth of 2025 Mr. Burger earned $20,684.59 and Mr. Nichols earned $24,019.18 which remained unpaid as of December 31, 2025.

As described below, the non-employee directors received restricted stock units (“RSU”) awards for their service on the Company’s Board during the fiscal year ended December 31, 2025. Mr. Liotta and Mr. Cooper did not receive fees for service on the Board for the fiscal year ended December 31, 2025.

Name	Cash Fees ($)	RSU awards ($) (1)	Other ($) (2)	Total ($)
Michael D. Nichols	43,118	—		43,118
Christopher Burger	37,173	13,440		50,613
Nicholas Cooper	—	—	40,000	40,000
Alan D. Gaines (3)	3,078	—		3,078

(1)	Represents the aggregate grant date fair value of restricted stock unit awards granted under the Volato Group, Inc. 2023 stock incentive plan, calculated in accordance with Financial Accounting Standards Board ASC Topic 718-Stock Compensation and using the assumptions contained in Note 2 to the financial statements included in the Original Filing.

(2)	Mr. Cooper was hired as the Head of AI Development on December 16, 2025 and earned $51,225.67 in 2025, of which $40,000 was a one-time signing bonus.

(3)	Mr. Gaines was appointed to the Board effective December 19, 2025 and earned $3,078.00 in the fourth quarter which remained unpaid as of December 31, 2025. Mr. Gaines resigned from the Board effective as of June 24, 2026

Policy and Practices on Timing of Granting Options

While we do not have a formal policy in place with regards to the timing of awards of options (or other equity awards) in relation to the disclosure of material nonpublic information, our practice is to not grant any such awards at a time when we are in possession of material nonpublic information and we generally do not grant stock options or similar awards during blackout periods established under our Insider Trading Policy or at any time during the four business days prior to, or the one business day following the filing of our periodic reports or the filing or furnishing of a Form 8-K that disclosed material nonpublic information. In addition, we do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.

Clawback Policy

The Board has adopted a Clawback Policy designed to comply with Section 10D of the Exchange Act of 1934, the rules promulgated thereunder, and the listing standards of the national securities exchange on which the Company’s securities are listed.

Summary of the Equity Incentive Plans

We maintain three equity incentive plans, the Volato Group, Inc. 2021 Incentive Plan (the “2021 Plan”), the Volato Group, Inc. 2023 Stock Incentive Plan (the “2023 Plan”), and the Volato Group, Inc. 2025 Stock Incentive Plan (the “2025 Plan”), for purposes of granting equity awards to employees, directors, and consultants.

The 2021 Plan became effective on August 13, 2021, and will remain in effect until August 12, 2031, unless earlier terminated by our Board. The 2023 Plan became effective on December 1, 2023, and will remain in effect until November 30, 2033, unless earlier terminated by our Board. Although awards remain outstanding under each of the 2021 Plan and the 2023 Plan, additional awards may not be granted under either the 2021 Plan or the 2023 Plan as of July 21, 2025, the date the 2025 Plan became effective. The 2025 Plan will remain in effect until July 20, 2035, unless earlier terminated by our Board.

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A summary of the material terms of the 2021 Plan is included under the heading “Summary of the Volato, Inc. 2021 Equity Incentive Plan (the “2021 Plan”)” in the amendment to our Annual Report on Form 10-K, filed with the Securities and Exchange Commission on April 30, 2026. The material terms of the 2025 Plan are substantively the same as the material terms of the 2023 Plan, except with respect to the number of shares of our common stock reserved under the respective equity incentive plan, and are described below.

Administration

The 2025 Plan is administered by our Compensation Committee subject to the oversight of our Board. Each member of our Compensation Committee is intended to be independent under the standards described in Rule 16b-3 promulgated under the Exchange Act and NYSE American listing standards. We refer to our Compensation Committee and our Board as the “Administrator” for purposes of the 2025 Plan. Our Board may delegate powers of the Administrator to one or more officers who are not subject to Section 16 of the Exchange Act, subject to applicable law and limitations set by the Board.

The Administrator retains broad authority to administer the 2025 Plan, including, but not limited to, the power to: (a) determine the recipient, type, number of shares, vesting or performance metric conditions, and other terms, conditions, restrictions and limitations of an award; (b) prescribe the form(s) of award agreements; (c) establish, amend, and rescind rules and regulations in connection with the issuance of awards; (d) correct any defect, supply any omission or reconcile any inconsistency in the 2025 Plan or in any award or award agreement; and (e) construe and interpret the 2025 Plan and awards made thereunder. In addition, the Administrator may accelerate the date on which awards become exercisable, vest or are considered to be earned, adjust or modify performance factors or criteria, and adjust the terms or conditions of awards in response to or in anticipation of extraordinary items, transactions, events or developments impacting us or our financial statements, or changes in applicable law.

Types of Awards

The Administrator may award incentive stock options, nonqualified stock options, restricted stock awards or units (“Restricted Awards”), stock appreciation rights (“SARs”), performance shares or units (“Performance Awards”), phantom stock awards, other cash-based and stock-based awards, and dividend equivalent awards. All awards constituting “nonqualified deferred compensation” within the meaning of Section 409A of the Internal Revenue Code of 1984, as amended (the “Code”) must comply with the restrictions imposed by that section.

Options

Options granted under the 2025 Plan may be incentive options or nonqualified options. Incentive options may be granted only to our employees, not to independent contractors or non-employee directors. The Administrator generally has discretion to determine the terms and conditions of options, including the exercise price. However, the exercise price may be no less than 100% of the fair market value per share of our common stock on the date the option is granted (or 110% of the fair market value for incentive stock options granted to an employee who owns more than 10% of the total combined voting power of all classes of our stock). That restriction does not apply to certain options assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations. The exercise price is payable in cash, cash equivalents, shares of our common stock, or such other methods determined by the Administrator and in accordance with applicable law. Options are exercisable after a holder’s termination of employment only to the extent specified in the applicable award agreement. The Administrator may, consistent with the terms of the 2025 Plan and Section 409A of the Code, accelerate the date on which options become vested or exercisable. The option period may not exceed 10 years (or five years with respect to an incentive stock option granted to an employee who owns stock possessing more than 10% of the total combined voting power of all classes of our stock).

Pursuant to Section 422 of the Code and the terms of the 2025 Plan, the aggregate fair market value of the common stock for which incentive options are exercisable for the first time during any calendar cannot exceed $100,000. To the extent that an incentive option granted under the 2025 Plan exceeds this limitation, the excess will be treated as a nonqualified option.

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Incentive options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, for no consideration in other circumstances consistent with Section 422 of the Code and related regulations. Nonqualified options are not transferable other than by will or the laws of intestate succession or, in the Administrator’s discretion, for no consideration in other circumstances consistent with the registration provisions of the Securities Act.

Restricted Awards

Restricted Awards may be in the form of restricted stock awards or restricted stock units that are subject to certain conditions that must be met in order for such award to vest or be earned, in whole or in part, and no longer subject to forfeiture. As mentioned above, the Administrator has broad discretion to determine the conditions that must be met for Restricted Awards to vest or be earned. Restricted stock awards are payable in shares of our common stock, while restricted stock units may be payable in cash, shares of our common stock, or a combination of cash and common stock. Restricted Awards generally are not transferable other than transfers by will or the laws of intestate succession. In addition, participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to a Restricted Award until such award has vested and all other conditions established by the Administrator have been met.

Performance Awards

Performance awards may be in the form of performance shares or performance units that are subject to the achievement of certain performance-based objectives in order for such award to vest or be earned, in whole or in part, and no longer subject to forfeiture. As mentioned above, the Administrator has broad discretion to determine the conditions that must be met for Performance Awards to vest or be earned. Performance measures may vary between individuals and be based upon such performance factors or criteria as the Administrator determines. Performance shares are payable in shares of our common stock based on the value of such shares on the date the performance objectives are achieved, while performance units may be payable in cash, shares of our common stock, or a combination of cash and common stock based on the value of the award as of the date the performance objectives are achieved. Unless otherwise specified by the Administrator, the recipient of performance units will forfeit upon separation from service any units whose objectives have not been attained at that time. Performance Awards generally are not transferable other than transfers by will or the laws of intestate succession. In addition, participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to a Performance Award until such award has vested and all other conditions established by the Administrator have been met.

Stock Appreciation Rights

Stock appreciation rights may be in the form of either related SARs or freestanding SARs. A related SAR is granted to the holder of an option with respect to all or a portion of the shares of our common stock subject to the related option. A freestanding SAR is granted separately to an eligible individual. SARs provide holders with the right to receive a number of shares of our common stock in an amount equal to a base price multiplied by the excess of the fair market value of a share of our common stock on the date the SAR is exercised (if any). The base price of a related SAR is the exercise price of its related option. The base price of a freestanding SAR is the fair market value of our common stock on the date of grant of the SAR. Exercise price restrictions do not apply to certain SARs assumed or substituted in a merger or other transaction where the exercise price is adjusted in accordance with applicable tax regulations. Related SARs and freestanding SARs may be payable in cash, shares of our common stock, or a combination of cash and common stock.

SARs are exercisable according to the terms established by the Administrator and stated in the applicable award agreement. They may not be exercised more than 10 years after the date of grant, or such shorter period as may apply to the related options in the case of related SARs or as may be specified by the award agreement. Related SARs may be exercised only when their related options are exercisable. A SAR may be granted in tandem with a nonqualified option at any time before the option is completely exercised, terminated, expired or canceled. A SAR may be granted in tandem with an incentive option only at the time of the grant of the option. The exercise of a related SAR precludes the exercise of the related option, and vice versa.

SARs generally are not transferable other than transfers by will or the laws of intestate succession. In addition, participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to a SAR until such award has vested and all other conditions established by the Administrator have been met.

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Phantom Stock Awards

Phantom stock awards consist of a number of hypothetical share units, each with a value equal to the fair market value of one share of our common stock. Phantom Stock Awards provide holders with the right to receive a number of shares of our common stock in an amount equal to the number of hypothetical units stated in the award multiplied by the fair market value of a share of our common stock on the date of exercise. Phantom Stock Awards are payable in cash, shares of our common stock, or a combination of cash and common stock based on the fair market value on the applicable vesting date or dates (or other date or dates determined by the Administrator). Payments may be made in a lump sum or upon such other terms consistent with the 2025 Plan and Section 409A of the Code. As mentioned above, the Administrator has broad discretion to determine the vesting conditions and other terms of each grant of Phantom Stock Awards.

Phantom Stock Awards generally are not transferable other than transfers by will or the laws of intestate succession. In addition, participants may not sell, transfer, assign, pledge or otherwise encumber shares subject to a Phantom Stock Award until such award has vested and all other conditions established by the Administrator have been met.

Other Cash-Based Awards and/or Stock-Based Awards

The Administrator has broad authority to grant other cash-based and/or stock-based awards to eligible individuals. These other awards may be valued in whole or in part by reference to, or otherwise based on or related to, shares of our common stock, including but not limited to awards granted in lieu of bonus, salary or other compensation, other awards granted with vesting or performance conditions, and/or other awards granted without being subject to vesting or performance conditions (subject to the terms of the 2025 Plan). The Administrator may determine the number of shares of our common stock, if any, to be awarded to an individual under (or otherwise related to) these other awards, which are payable in cash, shares of our common stock, or a combination of cash and common stock as established by the Administrator.

Dividends and Dividend Equivalent Rights

The Administrator may, in its sole discretion, provide that awards (other than options and SARs) earn dividends or dividend equivalent rights. Dividend and dividend equivalents on unearned or unvested awards will not be paid (even if accrued) unless and until the underlying award (or portion thereof) has been earned or vested. Such dividends or dividend equivalents may be paid or credited to an individual’s account. Any crediting of dividends or dividend equivalents may be subject to such additional restrictions and conditions as the Administrator may establish, including reinvestment in additional shares of our common stock or share equivalents.

Shares Reserved for Issuance

We may not issue more than 415,584 shares of our common stock pursuant to awards granted under the 2025 Plan, subject to two automatic upward adjustments. First, the number of shares of our common stock issuable under the 2025 Plan will automatically increase on January 1 of each year in an amount of up to five percent (5%) of the total issued and outstanding shares of common stock on the immediately preceding December 31. Second, the number of shares of our common stock issuable under the 2025 Plan will automatically increase if we issue shares of our common stock or securities convertible into shares of our common stock as consideration in connection with the closing of transaction whereby we acquire substantially all assets of another company, a controlling interest in another company, or such other assets constituting a change of control of another company (the “Consideration Shares”). In this scenario, the number of shares of our common stock issuable under the 2025 Plan will automatically increase by twenty percent (20%) of the Consideration Shares. The Administrator may adjust the number of shares reserved for issuance under the 2025 Plan and the terms of outstanding awards if there is a change in our capital structure of, such as due to a merger, stock split, stock dividend or similar event.

Unissued or forfeited shares underlying grants made pursuant to the 2025 Plan are available for reissuance. Shares (i) withheld or delivered to satisfy tax withholding requirements or pay the exercise price related to an option or SAR or (ii) repurchased on the open market with the portion of the proceeds of the exercise of an option that does not exceed the exercise price are not available for reissuance.

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Awards settled in cash and dividends or dividend-equivalents are not considered for purposes of determining the maximum amount of shares of our common stock that may be issued pursuant to awards under the 2025 Plan. In addition, shares issued (i) under a stockholder approved plan of an acquired company (as appropriately adjusted to reflect the transaction) or (ii) through the settlement, assumption or substitution of outstanding awards granted by another entity or obligations to grant future awards as a condition of or in connection with a merger, acquisition or similar transaction involving our acquisition of another entity will not reduce the maximum number of shares available for issuance under the 2025 Plan, subject to any applicable stock exchange listing requirements. 39,060 shares of our common stock remain available for issuance in connection with the grant of awards under the 2025 Plan as of October 21, 2026.

The 2023 Plan allowed for the issuance of up to 5,608,690 shares of our common stock pursuant to awards granted thereunder. As stated above, additional awards may not be granted under the 2023 Plan.

Change of Control

Certain provisions of the 2025 Plan apply in the event of a change of control (except as otherwise required under Section 409A of the Code or provided in an award agreement). A “change of control” generally means a change in the majority of our Board within a twelve month period, approval of our complete liquidation or dissolution, or the acquisition by a third party of more than fifty percent (50%) of the voting power of our capital stock, whether by merger, acquisition, or otherwise.

In the event of a change of control where the successor or surviving company (or whereby we, as the ultimate parent company of the successor or surviving company) does not assume or substitute for an existing award under the 2025 Plan on substantially similar terms or with substantially equivalent economic benefits, (i) all outstanding options and SARs will become fully vested and exercisable and (ii) any restrictions, including but not limited to the restricted period, performance period and/or performance factors or criteria applicable to any outstanding award other than options or SARs will be deemed to have been met, and such awards will be deemed vested and earned in full at the greater of actual or target. These same mechanics apply in the event of a change of control where the successor or surviving company (or whereby we, as the ultimate parent company of the successor or surviving company) assumes or substitutes for an existing award under the 2025 Plan on substantially similar terms or with substantially equivalent economic benefits and (x) the holder of the award terminates employment within six months before and one year after the date of the change of control (or such other period after a change of control as may be stated in a participant’s employment or other agreement, if applicable) and (y) such termination was either by the company not for cause or by the participant for good reason (as described in the 2025 Plan). If the termination of employment or service precedes the change of control, the award will be settled as of the date of the change.

Notwithstanding any other provision of the 2025 Plan to the contrary, and unless an individual award agreement expressly provides otherwise, in the event that a participant has entered into, or is a participant in, an employment or other agreement, the participant will be entitled to the greater of the benefits provided upon a change of control under the 2025 Plan or the respective employment or other agreement.

Forfeiture and Recoupment

The 2025 Plan provides that awards and amounts paid or payable under the 2025 Plan are subject to forfeiture, recoupment, or other recovery to the extent required by our compensation recovery policy as well as applicable law and stock exchange listing requirements.

Amendment and Termination

Generally, our Board may amend, suspend, or terminate the 2025 Plan at any time, whether in compliance with applicable law or otherwise. However, we must obtain approval of our stockholders if required by applicable laws, rules or regulations and in the event of a “repricing” of an option or SAR awarded under the 2025 Plan in connection with a change in our capital structure. A “repricing” generally means (i) amending the terms of outstanding options or SARs to reduce the exercise price, (ii) exchanging outstanding options or SARs for cash, options or SARs with an exercise price that is less than the exercise price of the original option or SAR or for other equity awards at a time when the original option or SAR has an exercise price above the fair market value of our common stock, or (iii) any other action that would be treated as a repricing under any applicable stock exchange rules (other than adjustments for anti-dilution purposes).

The Administrator may amend, suspend, or terminate any award granted under the 2025 Plan at any time or upon the written consent of the recipient in the event the amendment, suspension, or termination would materially adversely affect the rights of the recipient unless the change is necessary to comply with applicable law.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock, as of October 21, 2026, by:

●	each person who is the beneficial owner of more than 5% of the outstanding shares of common stock;

●	each of the Company’s named executive officers and directors; and

●	all of the Company’s executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including securities that are currently exercisable, have vested, will be exercisable within 60 days, or will vest within 60 days. This table is based upon information supplied by officers, directors and principal stockholders and Schedules 13G or 13D filed with the SEC. Unless otherwise indicated in the footnotes to this table and subject to community property laws where applicable, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them.

The beneficial ownership percentages set forth in the table below are based on 53,783,044 shares of common stock issued and outstanding as of October 21, 2026.

Name and Address of Beneficial Owner (1)	Number of Shares	% of Common Stock Outstanding
Directors and Named Executive Officers:
Christopher Ensey (2)	—	—
Mark Heinen (3)	60,921	*
Michael Prachar (4)	68,815	*
Matthew Liotta (5)	925,470	1.7%
Nicholas Cooper (6)	102,755	*
Christopher Burger (7)	30,135	*
Michael Nichols (8)	10,775	*
David Allen (9)	—	—
All Directors and Executive Officers as a group (8 individuals) (10)	1,205,845	2.2%
Five Percent Holders:
Catheter Precision, Inc. (11)	2,941,176	5.5%
Clearthink Capital Partners, LLC (12)	2,807,295	5.2%
C/M Capital Master Fund, LP (13)	3,294,563	6.1%
SEG Opportunity Fund, LLC (14)	5,000,000	9.3%

*	Less than 1%.

(1)	Unless otherwise indicated, the business address of each of the directors and executive officers is 8050 Freedom Ave NW, North Canton, OH 44720.

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(2)	Mr. Ensey does not beneficially own any shares of common stock.

(3)	Mr. Heinen beneficially owns (i) 60,921 shares of common stock.

(4)	Mr. Prachar beneficially owns (i) 55,613 shares of common stock, (ii) 355 shares of common stock held indirectly through his spouse, Jodi Prachar, and (iii) 12,847 shares of common stock underlying exercisable stock options.

(5)	Mr. Liotta beneficially owns (i) 138,647 shares of common stock through Argand Group LLC, in which Mr. Liotta holds shared voting and dispositive power, (ii) 52,885 shares of common stock through PDK Capital, LLC, in which Mr. Liotta has sole voting power and shares dispositive power with his spouse, Jennifer Liotta, (iii) 51,826 shares of common stock, which are held indirectly through Mrs. Liotta, and (iv) 682,112 shares of common stock, which are held directly by Mr. Liotta.

(6)	Mr. Cooper beneficially owns (i) 101,600 shares of common stock held by Hoop Capital LLC in which Mr. Cooper holds shared voting and investment power, and (ii) 1,155 shares of common stock directly owned by Mr. Cooper.

(7)	Mr. Burger beneficially owns (i) 29,782 shares of common stock, (ii) 353 shares of common stock underlying exercisable options.

(8)	Mr. Nichols beneficially owns (i) 9,012 shares of common stock, (ii) 1,763 shares of common stock underlying exercisable options.

(9)	Mr. Allen does not beneficially own any shares of common stock.

(10)	Excludes Alan D. Gaines, who was appointed to the Board in December 2025 and resigned from the Board in June 2026.

(11)	According to a Schedule 13G filed with the SEC on June 26, 2026. The shares of common stock are held by Catheter Precision, Inc. David Jenkins serves as Chief Executive Officer of Catheter Precision, Inc. and is deemed to be beneficial owner of, and holds voting and dispositive power over, the shares held by Catheter Precision, Inc. The principal business address for Catheter Precision, Inc. is 1670 Highway 160 West, Suite 205, Fort Mill, SC, 29708.

(12)	According to a Schedule 13G filed with the SEC on May 13, 2026. The shares of common stock are held by Clearthink Capital Partners, LLC. Stephen Hart, as Managing Member, may be deemed to be beneficial owner of, and holds voting and dispositive power over, the shares held by Clearthink Capital Partners, LLC. The business address of Clearthink Capital Partners, LLC is 210 West 77th 7W New York, NY 10024.

(13)	According to a Schedule 13G filed with the SEC on July 6, 2026. The shares of common stock are held by C/M Master Fund, LP. C/M Capital Partners, LP is the investment manager to C/M Master Fund, LP. Thomas Walsh and Jonathan Juchno are the managing members of the general partner of C/M Capital Partners, LP. Each of Mr. Walsh and Mr. Juchno disclaim beneficial ownership of any shares of common stock held by C/M Master Fund, LP. The business address of C/M Capital Master Fund, LP is 1111 Brickell Ave, Suite 2920, Miami, FL 33131.

(14)	According to a Schedule 13G filed with the SEC on July 6, 2026. The shares of common stock are held by SEG Opportunity Fund, LLC. Joseph Reda, as Manager, Jonathan Schechter, as Member, and Gregory Castaldo, as Member, each may be deemed to be beneficial owner of, and holds voting and dispositive power over, the shares held by SEG Opportunity Fund, LLC. The principal business address for SEG Opportunity Fund, LLC is 135 Sycamore Drive, Roslyn, NY 11576.

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Changes in Control

As previously disclosed, on August 25, 2026, we entered into an Agreement and Plan of Merger (as subsequently amended, the “Merger Agreement”) with Sovereign AI Chillicothe, LLC (f/k/a Volato Alignment Merger Sub, LLC), a Delaware limited liability company and wholly-owned subsidiary of the Company (“Merger Sub”), and Alignment Engine Inc., a Delaware corporation (“Aligned”), pursuant to which Aligned would merge with and into Merger Sub, with Merger Sub surviving the merger as a wholly-owned subsidiary of the Company (together with all other transactions contemplated by the Merger Agreement, the “Merger”). On September 11, 2026, the parties closed the Merger, which did not result in a “change of control” of the Company under the NYSE American listing rules. As consideration for the Merger and at the effective time of the Merger (the “Effective Time”), all capital stock and other securities of Aligned, excluding options and warrants, issued and outstanding immediately prior to the Effective Time were converted into the right to receive an aggregate of (i) 79,078 shares of the Company’s newly-designated Series A non-voting convertible preferred stock (the “Series A Preferred Stock”) and (ii) 316,312 shares of the Company’s newly-designated Series A-1 non-voting convertible preferred stock (the “Series A-1 Preferred Stock” and, together with the Series A Preferred Stock, the “Merger Consideration Shares”).

The Merger Consideration Shares are only convertible following (i) approval of the listing of the combined company on the NYSE American, (ii) approval of the conversion of the Merger Consideration Shares into shares of common stock by the Company’s stockholders, and (iii) effectiveness of a Certificate of Amendment to the Company’s Second Amended and Restated Certificate of Incorporation to increase the number of authorized shares of the Company’s common stock. Pursuant to the Merger Agreement, the Company intends to hold a meeting of stockholders to ask stockholders to, among other things, vote upon a proposal to approve the issuance of common stock upon conversion of the Merger Consideration Shares. However, this proxy statement relates only to the Annual Meeting and the Company is not asking stockholders to approve any such conversion at this time.

The conversion of the Merger Consideration Shares, when and if consummated, may constitute a “change of control” of the Company under the NYSE American listing rules. Stockholders should note that a “change of control” as described under NYSE American listing rules applies only with respect to the application of such rules and does not necessarily constitute a “change of control” for purposes of Delaware law, our governing documents, or any other agreements to which we are a party.

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CERTAIN RELATIONSHIPS AND RELATED PERSON TRANSACTIONS

In addition to the compensation arrangements with our directors and executive officers described in this proxy statement, the following is a description of each transaction since January 1, 2024, and each currently proposed transaction in which (i) we have been or will be a participant; (ii) the amount involved exceeds or will exceed the lesser of $120,000 or one percent of the average of the our total assets at year-end for the last two completed fiscal years; and (iii) any of our directors, executive officers or beneficial holders of more than 5% of our capital stock, or any immediate family member of, or person sharing the household with, any of these individuals (other than tenants or employees), had or will have a direct or indirect material interest.

Term Loan

In December 2021, Dennis Liotta extended a revolving line of credit providing Volato, Inc. up to $8 million in financing pursuant to a loan agreement and promissory note (the “Liotta 2021 Note”). Dennis Liotta is the father of Matthew Liotta. In March 2023, in connection with certain Liotta 2021 Note satisfaction negotiations, Dennis Liotta loaned Volato, Inc. an additional $1 million pursuant to an unsecured term note bearing ten percent (10%) annual interest and maturing on March 31, 2024 (the “Term Loan”). This note was repaid upon maturity. Volato, Inc. separately paid Dennis Liotta’s legal fees related to the Term Loan and satisfaction of the Liotta 2021 Note, in the amount of $31,887.

Employment of Immediate Family Members

Jennifer Liotta is Matthew Liotta’s spouse. Matthew Liotta was our former Chief Executive Officer and is currently the Chairman of our Board. Mrs. Liotta was the Company’s General Counsel until September 5, 2024, and rejoined the Company as General Counsel effective November 16, 2025. Mrs. Liotta’s compensation was established in accordance with the Company’s standard compensation practices and without the involvement of Mr. Liotta. She received total compensation of $60,700 from Volato, Inc. in 2024 and $25,000 from Volato, Inc. in 2025. She also received RSU’s 39,894, with a value of $57,706.06, from the Company as consideration for consulting services in 2025.

John Liotta was the Company’s Executive Vice President of Corporate Development until August 30, 2024 and is Matthew Liotta’s brother. John Liotta’s compensation was established in accordance with the Company’s standard compensation practices and without the involvement of Matthew Liotta. He received total compensation of $86,666 from Volato, Inc. in 2024.

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Leases and Commercial Agreements

As part of our legacy aircraft ownership program, GC Aviation, Inc., a former subsidiary of the Company, leased a HondaJet HA-420 aircraft from Volato 158, LLC (“V158”), which is 25% owned by DCL H&I, LLC (“DCL”). Dennis Liotta and his spouse own 100% of DCL. Under the terms of an aircraft dry lease, V158 paid GC Aviation, Inc. a monthly management fee of $38,000, and GC Aviation, Inc. paid V158 an hourly rental rate of $1,000 per revenue flight hour. The lease expired on August 20, 2026. In connection with the V158 lease, GC Aviation, Inc. provided charter services to DCL on its fleet of HondaJets, pursuant to a services agreement. The agreement was in the normal course of business and the terms were similar to those of Volato, Inc.’s other customers who were members of V158.

Separation Agreement with Keith Rabin

On July 19, 2024, Keith Rabin, the former President of the Company, notified the Company of his intent to resign as President effective immediately. The Company entered into a Separation and Release of Claims Agreement (the “Separation Agreement”) with Mr. Rabin, pursuant to which, in exchange for an effective release of claims in favor of the Company, Mr. Rabin was entitled to receive a total cash payment of $89,609.37. The Separation Agreement contains standard and customary terms, including obligations of Mr. Rabin to remain bound by certain contractual obligations he has under any confidentiality agreements he may have with the Company. In connection with the Separation Agreement, the Company and Mr. Rabin mutually agreed to terminate Mr. Rabin’s employment agreement, dated December 1, 2023, with the Company.

Director and Officer Exculpation and Indemnification

The DGCL authorizes corporations to limit or eliminate the personal liability of directors or officers of corporations and their stockholders for monetary damages for breaches of directors’ fiduciary duties, subject to certain exceptions. Our Second Amended and Restated Certificate of Incorporation includes a provision that eliminates the personal liability of directors or officers for monetary damages for any breach of fiduciary duty as a director or officer to the fullest extent permitted under the DGCL (including to the extent that the DGCL may subsequently be amended to further expand the scope of permissible exculpation of directors or officers under Delaware Law).

Section 145(a) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation) by reason of the fact that such person is or was a director or officer, of corporation against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by the person in connection with such action, suit or proceeding if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe the person’s conduct was unlawful. In addition, Section 145(b) of the DGCL provides, in general, that a corporation shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor because the person is or was a director or officer of the corporation, against any expenses (including attorneys’ fees) actually and reasonably incurred by the person in connection with the defense or settlement of such action or suit if the person acted in good faith and in a manner the person reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Court of Chancery or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to be indemnified for such expenses which the Court of Chancery or such other court shall deem proper. Under Section 145(c) of the DGCL, present and former directors, and certain present and former officers, that have been successful on the merits or otherwise in defense of any action, suit or proceeding referenced in Section 145(a) or 145(b) of the DGCL, or in defense of any claim, issue or matter therein, are entitled to mandatory indemnification against expenses (including attorneys’ fees) actually and reasonably incurred by such person in connection therewith.

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Our Third Amended and Restated Bylaws provide that the Company generally must indemnify the Company’s directors and officers to the fullest extent authorized by the DGCL (except that the Company is only obligated to indemnify any such indemnitee in connection with a proceeding (or part thereof) initiated by such indemnitee only if such proceeding (or part thereof) was authorized by the Company’s Board) and advance expense to the Company’s directors and officers in the defense of actions, suits, or proceedings arising by reason of the fact of their corporate status. The Company also is expressly authorized to carry directors’ and officers’ liability insurance providing indemnification for the Company directors, officers, and certain employees for some liabilities. The Company believes that these indemnification and advancement provisions and insurance are useful to attract and retain qualified directors and executive officers.

The limitation of liability, advancement and indemnification provisions in our Second Amended and Restated Certificate of Incorporation and Third Amended and Restated Bylaws may discourage stockholders from bringing lawsuits against our directors and officers for any alleged breach of their fiduciary duty. These provisions also may have the effect of reducing the likelihood of derivative or other litigation against directors and officers, even though such an action, if successful, might otherwise benefit the Company and/or its stockholders. In addition, your investment may be adversely affected to the extent the Company pays the costs of the legal and other expenses of, and settlement and damage awards against directors and officer pursuant to these indemnification advancement provisions or to the extent that any current or former director or officer is exculpated from liability under these provisions.

There is currently no pending material litigation or proceeding involving any of the Company’s directors, officers, or employees for which indemnification is sought.

Policies and Procedures for Related Party Transactions

Our Audit Committee reviews and approves all reimbursements and payments made to any member of our management team, or our or their respective affiliates, and any reimbursements and payments made to members of our Audit Committee are reviewed and approved by our Board, with any interested director abstaining from such review and approval.

Our Audit Committee, pursuant to its written charter, is responsible for reviewing and approving related-party transactions to the extent we enter into such transactions. All ongoing and future transactions between us and any of our officers and directors or their respective affiliates are and will be on terms believed by us to be no less favorable to us than are available from unaffiliated third parties. Such transactions, including the payment of any compensation, will require prior approval by a majority of our uninterested “independent” directors (to the extent we have any) or the members of our Board who do not have an interest in the transaction, in either case who had access, at our expense, to our attorneys or independent legal counsel. We will not enter into any such transaction unless our disinterested “independent” directors (or, if there are no “independent” directors, our disinterested directors) determine that the terms of such transaction are no less favorable to us than those that would be available to us with respect to such a transaction from unaffiliated third parties.

Our Ethics Code requires us to avoid, wherever possible, all related party transactions that could result in actual or potential conflicts of interests, except under guidelines approved by our Board (or the Audit Committee). Related-party transactions are defined as transactions in which (1) the aggregate amount involved will or may be expected to exceed the lesser of $120,000 in any calendar year or 2% of our total assets averaged across the last two most recently completed fiscal years; (2) we or any of our subsidiaries are a participant; and (3) any (a) executive officer, director or nominee for election as a director, (b) beneficial owner greater than 5% of our common stock or any other class or series of our securities, or (c) immediate family member, of the persons referred to in clauses (a) and (b), has or will have a direct or indirect material interest (other than solely as a result of being a director or a less than 10% beneficial owner of another entity). A conflict of interest situation can arise when a person takes actions or has interests that may make it difficult to perform their work objectively and effectively. Conflicts of interest may also arise if a person, or a member of their family, receives improper personal benefits as a result of their position.

These procedures are intended to determine whether any such related party transaction impairs the independence of a director or presents a conflict of interest on the part of a director, employee or officer.

36

STOCKHOLDER PROPOSALS

We anticipate that the Company’s 2027 annual meeting of stockholders (the “2027 Annual Meeting”) will be held on or about [●], 2027. To be eligible under the SEC’s stockholder proposal rule (Rule 14a-8), stockholder proposals intended to be included in our proxy statement for the 2027 Annual Meeting must be received by us prior to 120 days before the anniversary date of the mailing of the Company’s proxy statement for the 2026 annual meeting, in order for the proposal to be considered for inclusion in the proxy statement and form of proxy relating to the 2027 Annual Meeting. If the date of the 2027 Annual Meeting is changed by more than 30 days from [●], 2027, the deadline will be a reasonable time before we print and mail our proxy materials. However, we are not required to include in our proxy statement and form of proxy for the 2027 Annual Meeting any stockholder proposal that does not meet all of the requirements for inclusion established by the SEC in effect at the time the proposal is received.

Under our bylaws, in order for any stockholder proposal that is not included in the proxy statement and form of proxy disseminated by the Company to be brought before the 2027 Annual Meeting, such proposal must be received by the Corporate Secretary at our principal executive offices at 8050 Freedom Ave NW, North Canton, OH 44720 not less than 90 days nor more than 120 days before the 2027 Annual Meeting; however, if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, the stockholder’s notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the date on which the first public announcement of the date of such annual meeting is made by the Company. Therefore, unless the 2027 Annual Meeting of Stockholders is more than 30 days before or more than 60 days after the anniversary of the Annual Meeting, notice of proposed nominations or proposals (other than pursuant to Rule 14a-8 of the Exchange Act) must be received by our Corporate Secretary no earlier than [●], 2027 and no later than the close of business on [●], 2027. The notice must contain certain information as to the proposal and the stockholder. If a timely proposal is received, the Board may exercise any discretionary authority granted by the proxies to be solicited on behalf of the Board in connection with such proposal at the 2027 Annual Meeting.

In addition, in order to comply with universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees at the 2027 Annual Meeting must provide notice to the Company that is postmarked or transmitted electronically no later than the date that is 60 days prior to the one-year anniversary of the 2026 Annual Meeting, or [●], 2027; provided, however, that if the date of the 2027 Annual Meeting changes by more than 30 days from the previous year’s annual meeting date, then notice must be provided by the later of 60 days before the date of the 2027 Annual Meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Company. Such notice must set forth, as to each matter the stockholder proposes to bring before the 2027 Annual Meeting, the information specified in the Company’s bylaws and, to the extent applicable, required by Rule 14a-19 under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information reporting requirements of the Exchange Act and we file annual, quarterly and current reports, proxy statements and other information with the SEC. Our SEC filings are available to the public from commercial document retrieval services and at the website maintained by the SEC at http://www.sec.gov. You may also access any document we file with the SEC on our website at https://soarai.com/ under the “Investors” section of our website. Information contained on or accessible through our website is not a part of this proxy statement, and the inclusion of our website address in this proxy statement is an inactive textual reference only.

You should rely on the information contained in this document to vote your shares at the Annual Meeting. We have not authorized anyone to provide you with information that is different from what is contained in this document. This document is dated [●], 2026. You should not assume that the information contained in this document is accurate as of any date other than that date, and the mailing of this document to stockholders at any time after that date does not create an implication to the contrary. This proxy statement does not constitute a solicitation of a proxy in any jurisdiction where, or to or from any person to whom, it is unlawful to make such proxy solicitations in such jurisdiction.

Our Proxy Materials are accessible free of charge on our website at https://soarai.com/ under the “Investors” section of our website. You may also request paper copies of the Proxy Materials, without charge, by contacting us at: SOAR AI, Inc., 8050 Freedom Ave NW, North Canton, OH 44720, Attention: Corporate Secretary, or by calling us at 844-399-8998.

37

IMPORTANT NOTICE REGARDING DELIVERY OF STOCKHOLDER DOCUMENTS

We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Proxy Materials to multiple stockholders who share the same address, unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Proxy Materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. This request may be submitted by contacting SOAR AI, Inc., 8050 Freedom Ave NW, North Canton, OH 44720, Attention: Corporate Secretary, or by calling us at 844-399-8998. We will deliver those documents to such stockholder promptly upon receiving the request. Any such stockholder may also contact our Corporate Secretary using the above contact information if he or she would like to receive separate proxy statements, notices and annual reports in the future. If you are receiving multiple copies of our annual reports, notices and proxy statements, you may request householding in the future by contacting our Corporate Secretary.

OTHER BUSINESS

The Board knows of no business to be brought before the Annual Meeting which is not referred to in the accompanying Notice of Annual Meeting. Should any such matters be presented, the persons named in the proxy shall have the authority to take such action in regard to such matters as in their judgment seems advisable. If you hold shares through a broker, bank or other nominee as described above, they will not be able to vote your shares on any other business that comes before the Annual Meeting unless they receive instructions from you with respect to such matter.

By Order of the Board of Directors,

/s/ Christopher Ensey
Christopher Ensey
Chief Executive Officer
[●], 2026

38

CERTIFICATE OF AMENDMENT OF SECOND AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF SOAR AI, INC.

SOAR AI, Inc., a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware (the “Corporation”), does hereby certify as follows:

FIRST:	That, the Board of Directors of the Corporation, duly adopted resolutions recommending and declaring advisable that the Second Amended and Restated Certificate of Incorporation of the Corporation be amended, and that such amendment be submitted to the stockholders of the Corporation for their consideration, as follows:

RESOLVED, that the second paragraph of Section 4.1 of Article IV of the Second Amended and Restated Certificate of Incorporation of the Corporation, as amended and/or restated to date, be amended and restated in its entirety to read as follows:

“The total number of shares of all classes of capital stock, each with a par value of $0.0001 per share, which the Corporation is authorized to issue is 501,000,000, consisting of two classes as follows:

a) 500,000,000 shares of Class A common stock (the “Class A Common Stock”); and

b) 1,000,000 shares of preferred stock (the “Preferred Stock”).”

SECOND:	That, at a special meeting of stockholders of the Corporation, the aforesaid amendment was duly adopted by the stockholders of the Corporation

THIRD:	That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Section 242 of the General Corporation Law of the State of Delaware.

FOURTH:	That this Certificate of Amendment shall become effective at 12:01 a.m., Eastern Time, on _________________, 202__.

***

IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its Chief Executive Officer on this ____ day of _____________, 202__.

SOAR AI, INC.

By:
Chirstopher Ensey, Chief Executive Officer

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